                                                                   EXHIBIT 10.2

                                   INDENTURE

                  OAKWOOD ADVANCE RECEIVABLES COMPANY, L.L.C.
                                   as Issuer

                                      and

                           THE CHASE MANHATTAN BANK,
                AS TRUSTEE, VERIFICATION AGENT AND PAYING AGENT

                                      and

                        OAKWOOD ACCEPTANCE CORPORATION,
                       INDIVIDUALLY AND AS REMIC SERVICER

                         DATED AS OF SEPTEMBER 28, 2001

                               ------------------

             OAC ADVANCE RECEIVABLES BACKED NOTES, SERIES 2001-ADV

                               ------------------

                               TABLE OF CONTENTS


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
ARTICLE I    DEFINITIONS..........................................................................................1

       Section 1.01.       Definitions............................................................................1
       Section 1.02.       Interpretation........................................................................17

ARTICLE II   CREATION OF TRUST ESTATE; CUSTODY OF RECEIVABLE FILES; REPRESENTATIONS REGARDING
             RECEIVABLES; DISCHARGE..............................................................................18

       Section 2.01.       Creation of Trust Estate..............................................................18
       Section 2.02.       Receivable Files......................................................................21
       Section 2.03.       Acceptance By Trustee.................................................................22
       Section 2.04.       Reacquisition of Receivables Upon Breach..............................................22
       Section 2.05.       Duties of Trustee with Respect to the Receivable Files................................23
       Section 2.06.       RESERVED..............................................................................24
       Section 2.07.       Satisfaction and Discharge of Indenture...............................................24
       Section 2.08.       Application of Trust Money............................................................24

ARTICLE III  ADMINISTRATION OF RECEIVABLES.......................................................................25

       Section 3.01.       Duties of the Verification Agent and the Trustee......................................25
       Section 3.02.       Monthly REMIC Servicer Report; Payment Date Report....................................27
       Section 3.03.       Annual Statement as to Compliance; Notice of Default..................................28
       Section 3.04.       Verification Agent Duties; Periodic Accountants' Report...............................29
       Section 3.05.       Access to Certain Documentation and Information.......................................32
       Section 3.06.       Reports to Noteholders and the Rating Agency..........................................33
       Section 3.07.       Tax Treatment.........................................................................33

ARTICLE IV   THE ACCOUNTS; PAYMENTS; STATEMENTS TO NOTEHOLDERS...................................................34

       Section 4.01.       Accounts..............................................................................34
       Section 4.02.       Collections...........................................................................34
       Section 4.03.       Additional Deposits...................................................................35
       Section 4.04.       Allocations and Payments..............................................................36
       Section 4.05.       Reserve Account.......................................................................38
       Section 4.06.       Note Payment Account..................................................................38
       Section 4.07.       Statements to Noteholders.............................................................39
       Section 4.08.       Securities Accounts...................................................................39
       Section 4.09.       Notice of Adverse Claims..............................................................42

ARTICLE V    [RESERVED]..........................................................................................42
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                                      -i-
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
ARTICLE VI   THE NOTES...........................................................................................42

       Section 6.01.       The Notes.............................................................................42
       Section 6.02.       Authentication and Delivery of the Notes..............................................43
       Section 6.03.       Registration of Transfer and Exchange of Notes........................................43
       Section 6.04.       Mutilated, Destroyed, Lost or Stolen Notes............................................47
       Section 6.05.       Persons Deemed Owners.................................................................48
       Section 6.06.       Access to List of Noteholders' Names and Addresses....................................48
       Section 6.07.       Surrendering of Notes.................................................................48
       Section 6.08.       Maintenance of Office or Agency.......................................................49
       Section 6.09.       Interest Calculations; Interest Payments..............................................49
       Section 6.10.       Payments of Principal and Reborrowings during the Funding Period......................49
       Section 6.11.       Purchases of Additional Receivables during Funding Period.............................49
       Section 6.12.       Asset-Based Receivables...............................................................50

ARTICLE VII  THE ISSUER..........................................................................................51

       Section 7.01.       Representations, Warranties and Certain Covenants of Issuer...........................51
       Section 7.02.       Repayment in Respect of Receivables Upon Breach.......................................56
       Section 7.03.       Liability of Issuer; Indemnities......................................................57
       Section 7.04.       Merger or Consolidation of, or Assumption of the Obligations of, the Issuer;
                           Certain Limitations...................................................................58
       Section 7.05.       RESERVED..............................................................................60
       Section 7.06.       Issuer May Not Own Notes..............................................................60
       Section 7.07.       Covenants of Issuer...................................................................60

ARTICLE VIII OAC.................................................................................................65

       Section 8.01.       Liability of OAC; Indemnities.........................................................65
       Section 8.02.       Merger or Consolidation of, or Assumption of the Obligations of OAC...................66

ARTICLE IX   EVENTS OF DEFAULT; REMEDIES.........................................................................67

       Section 9.01.       Events of Default.....................................................................67
       Section 9.02.       Acceleration of Maturity; Rescission and Annulment....................................70
       Section 9.03.       Collection of Indebtedness and Suits for Enforcement by Trustee.......................71
       Section 9.04.       Remedies..............................................................................71
       Section 9.05.       Trustee May File Proofs of Claim......................................................72
       Section 9.06.       Trustee May Enforce Claims without Possession of Notes................................72
       Section 9.07.       Application of Money Collected........................................................73
       Section 9.08.       Limitation on Suits...................................................................73
       Section 9.09.       Unconditional Rights of Noteholders to Receive Principal and Interest.................73
       Section 9.10.       Restoration of Rights and Remedies....................................................74
       Section 9.11.       Rights and Remedies Cumulative........................................................74
       Section 9.12.       Delay or Omission Not Waiver..........................................................74
       Section 9.13.       Control by Majority Noteholders.......................................................74
       Section 9.14.       Waiver of Past Defaults...............................................................75
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                                     -ii-

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
       Section 9.15.       Undertaking for Costs.................................................................75
       Section 9.16.       Waiver of Stay or Extension Laws......................................................75
       Section 9.17.       Sale of Trust Estate..................................................................75
       Section 9.18.       Action on Notes.......................................................................77
       Section 9.19.       No Recourse to Other Trust Estates or Other Assets of the Issuer......................77

ARTICLE X    THE TRUSTEE.........................................................................................77

       Section 10.01.      Duties of Trustee.....................................................................77
       Section 10.02.      Trustee's Certificate.................................................................79
       Section 10.03.      Trustee's Release of Removed Receivables..............................................79
       Section 10.04.      Certain Matters Affecting the Trustee.................................................79
       Section 10.05.      Limitation on Trustee's Liability.....................................................81
       Section 10.06.      Trustee May Own Notes.................................................................82
       Section 10.07.      Trustee's Fees and Expenses...........................................................82
       Section 10.08.      Indemnity of Trustee..................................................................82
       Section 10.09.      Eligibility Requirements for Trustee..................................................83
       Section 10.10.      Resignation or Removal of Trustee.....................................................83
       Section 10.11.      Successor Trustee.....................................................................84
       Section 10.12.      Merger or Consolidation of Trustee....................................................84
       Section 10.13.      Appointment of Co-Trustee or Separate Trustee.........................................85
       Section 10.14.      Representations and Warranties of Trustee.............................................86
       Section 10.15.      Tax Returns...........................................................................87

ARTICLE XI   REDEMPTION..........................................................................................87

       Section 11.01.      Redemption at the Option of the Issuer; Election to Redeem............................87
       Section 11.02.      Deposit of Redemption Amount..........................................................87
       Section 11.03.      Notice of Redemption by the Trustee...................................................88
       Section 11.04.      Payment and Surrendering of Notes.....................................................88

ARTICLE XII  MISCELLANEOUS PROVISIONS............................................................................88

       Section 12.01.      Amendment.............................................................................88
       Section 12.02.      Protection of  Security Interest in Trust Estate......................................90
       Section 12.03.      Limitation of Rights of Noteholders...................................................91
       Section 12.04.      Governing Law.........................................................................91
       Section 12.05.      Notices...............................................................................92
       Section 12.06.      Severability of Provisions; Counterparts..............................................92
       Section 12.07.      Assignment............................................................................92
       Section 12.08.      No Petition...........................................................................92
       Section 12.09.      Noteholder Direction..................................................................93
       Section 12.10.      No Substantive Review of Compliance Documents.........................................93
       Section 12.11.      Prevention of Trading of Notes........................................................93
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                                     -iii-

Exhibit A         Form of Monthly REMIC Servicer Report

Exhibit B         Trustee's Certificate

Exhibit C         Form of Fixed Rate Note

Exhibit D         Transferee Certificates

Exhibit E         Form of Funding Date Report

Exhibit F         Form of Payment Date Report

Exhibit I         Form of Trust Certification

Schedule 1-A      List of Initial Asset-Based REMIC Trusts

Schedule 1-B      List of Initial Series-Based REMIC Trusts

Schedule 2 List of all REMIC Pooling Agreements and all Amendments and Supplements thereto

         This Indenture, dated as of September 28, 2001 (the "Indenture") is executed by and among Oakwood Advance Receivables Company, L.L.C., as issuer (the "Issuer"), The Chase Manhattan Bank, as trustee (in such capacity, the "Trustee"), as verification agent (the "Verification Agent") and as paying agent (the "Paying Agent"), and Oakwood Acceptance Corporation, together with any successor entity, individually ("OAC") and as servicer of the REMIC Trusts (the "REMIC Servicer").

         In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Noteholders to the extent provided herein:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.01.     DEFINITIONS.

         Except as otherwise provided in this Indenture, whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "Accounts" means the Collection Account, the Reserve Account and the Note Payment Account.

         "Additional Receivables" means all receivables created as a result of the Seller's making P&I Advances pursuant to a REMIC Pooling Agreement during the Funding Period. Any receivables created at any time with respect to a REMIC Trust with respect to which OAC no longer acts at such time as REMIC Servicer shall not constitute Additional Receivables. The Additional Receivables to be funded on any Funding Date shall be included in the list of Receivables reported in the related Funding Date Report as provided in Section 6.11 hereof.

         "Adverse Claim" means a lien, security interest, charge, encumbrance or other right or claim of any Person.

         "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the term "controlling" and "controlled" have meanings correlative to the foregoing.

         "Aggregate Receivables" means all Initial Receivables and all Receivables under Designated REMIC Trusts contributed by the Seller to the Issuer under the Receivables Contribution Agreement.

         "Applicants" shall have the meaning specified in Section 6.06.

         "Asset" shall have the meaning assigned to such term in the respective REMIC Pooling Agreements.

         "Asset-Based Net Proceeds Coverage Percentage" means, for any Collection Period, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Net Proceeds received by the Trustee during such Collection Period attributable to Asset-Based Receivables, and the denominator of which is the highest aggregate Receivables Balance of all Asset-Based Receivables in the Trust Estate at any date during such Collection Period.

         "Asset-Based Receivable" means a Receivable related to a P&I Advance made with respect to an Asset-Based REMIC Trust.

         "Asset-Based Receivables Acceptance Date" shall mean, for any Asset-Based REMIC Trust, the date, if any, on which the Issuer and OAC shall have received a written instrument signed by the Majority Noteholders confirming that the Majority Noteholders are satisfied that the REMIC Servicer is able to report and track the funding and reimbursement of P&I Advances with respect to such Asset-Based REMIC Trust accurately, on an Asset-by-Asset basis.

         "Asset-Based REMIC Trust" means a REMIC Trust for which, pursuant to the related REMIC Pooling Agreement, the determination as to whether P&I Advance Reimbursement Amounts related to such P&I Advance have been recovered is made on an Asset-by-Asset basis. The Asset-Based REMIC Trusts as of the Closing Date are listed on Schedule 1-A attached hereto.

         "Available Funds" means, with respect to any Payment Date, all funds on deposit in the Collection Account as of the close of business on the last day of the preceding Collection Period; plus all funds deposited into the Note Payment Account on such Payment Date pursuant to Section 4.05(d).

         "Benefit Plan" means with respect to any Person any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Person or any ERISA Affiliate of such Person is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

         "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York, the State of North Carolina or the State of Nevada are required or authorized by law, regulation, executive order or governmental decree to be closed.

         "Certificate Account" shall have the meaning assigned to such term in the respective REMIC Pooling Agreements.

         "Certificate of Formation" means the Certificate of Formation of the Issuer.

         "Clearing Corporation" shall have the meaning given such term in
Section 8-102(a)(5) of the UCC.

         "Closing Date" means October 2, 2001.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral Balance" means, on any date, the sum of (a) the product of
(i) the outstanding Receivables Balance of the Asset-Based Receivables in the Trust Estate, and (ii) 0.90, and (b) the product of (i) the outstanding Receivables Balance of the Series-Based Receivables in the Trust Estate, and
(ii) 0.99; provided, that any Receivable as to which a breach of representation or warranty made by the Seller in the Receivables Contribution Agreement has occurred and not been cured shall have a Collateral Balance of zero.

         "Collateral Requirement" means, on any date, the requirement that the sum of (1) the Collateral Balance plus (2) the amount of cash then on deposit in the Collection Account and the Note Payment Account, shall be greater than the Fixed Rate Note Balance as of the opening of business on such date (after giving effect to any required payments on such date, if any).

         "Collection Account" means the segregated account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to
Section 4.01 and entitled "The Chase Manhattan Bank, as Trustee under the Indenture dated as of September 28, 2001 among Oakwood Advance Receivables Company, L.L.C., The Chase Manhattan Bank, as Trustee, as Verification Agent and as Paying Agent, and Oakwood Acceptance Corporation, Collection Account."

         "Collection Period" means, with respect to any Payment Date, the calendar month preceding the calendar month in which the Payment Date occurs, except that with respect to the Initial Payment Date, the Collection Period shall begin on the Closing Date and end on September 30, 2001.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 450 W. 33rd Street, New York, New York 10001, Attn: Institutional Trust Services - OAC Advance Receivables Backed Notes, Series 2001-ADV.

         "Custodian" shall have the meaning specified in Section 2.05(a).

         "Default Rate" means the Fixed Rate plus 2.00% per annum.

         "Designated REMIC Trust" shall have the meaning assigned to such term in the Receivables Contribution Agreement.

         "Discount Factor" means with respect to Asset-Based Receivables, 90%, and with respect to Series-Based Receivables, 99%.

         "Eligible Account" means (A) a segregated account or accounts maintained with an institution the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the unsecured and uncollateralized debt obligations of which shall be rated "AA" or "Aa2" or better by the Rating Agency then providing a long term debt rating for such institution and in the highest available short term rating category by the Rating Agency then providing a short term debt rating for such institution, and that is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) a banking or savings and loan association duly organized, validly existing and in good standing under the applicable laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, or (iv) a principal subsidiary of a bank holding company, or (B) a segregated trust account (which shall be a "special deposit account") maintained in the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity. Any Eligible Accounts maintained with the Trustee shall conform to the preceding clause (B).

         "Employee Benefit Plan" shall have the meaning specified in Section 6.01(i).

         "Entitlement Order" shall have the meaning given such term in Section 8-102(a)(8) of the UCC.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" means with respect to any Person (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person; (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person, or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as such Person, any corporation described in clause (a) above or any trade or business described in clause (b) above.

         "Event of Default" shall have the meaning specified in Section 9.01.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "FDIC" means the Federal Deposit Insurance Corporation, and its successors.

         "Final Payment Date" shall mean the earliest of (i) the Stated Maturity Date, (ii) after the end of the Funding Period, the Payment Date on which the Note Balance has been reduced to zero, or (iii) the Payment Date which follows the Payment Date on which all proceeds of a sale of the Trust Estate were distributed pursuant to Section 9.17(d).

         "Financial Asset" shall have the meaning assigned to such term in
Section 8-102(a)(9) of the UCC.

         "Fixed Rate" means 5.262% per annum.

         "Fixed Rate Note" means one of the OAC Advance Receivables Backed Notes, Series 2001-ADV executed by the Issuer and authenticated by the Trustee in substantially the form attached hereto as Exhibit C.

         "Fixed Rate Note Balance" means the Initial Fixed Rate Note Balance less all amounts paid to Holders of the Fixed Rate Notes and applied in reduction of the Fixed Rate Note Balance.

         "FNMA" means Fannie Mae, and its successors.

         "Flow-Through Entity" means any partnership, limited liability company, S corporation, grantor trust, or any other "flow-through entity" (within the meaning of United States Treasury Regulations Section
1.7704-1(h)(3)) which may directly or indirectly acquire any Notes.

         "Funding Account" shall have the meaning specified in Section 4.02(a).

         "Funding Amount" means the cash amount disbursed to the Issuer or the Issuer's designee with respect to any Receivable on the related Funding Date, which amount shall be equal to the product of the Receivable Balance of such Receivable and the related Discount Factor, to the extent the disbursement of such Funding Amount would not result in the aggregate outstanding Collateral Balance attributable to Receivables in respect of which the Funding Amount has been paid, exceeding the initial Fixed Rate Note Balance.

         "Funding Conditions" shall mean, with respect to any proposed Funding Date, (i) no breach of representation, warranty or covenant of the Seller, OAC, the Issuer or with respect to the Receivables hereunder or under the Receivables Contribution Agreement shall exist or continue to exist, (ii) no Event of Default, Funding Interruption Event or Funding Termination Event shall have occurred and be continuing, (iii) OAC shall have provided the Trustee and the Noteholders, no later than 11:00 AM Eastern time on such Funding Date, (A) a Funding Date Report reporting information with respect to the Receivables in the Trust Estate and demonstrating the satisfaction of the Collateral Requirement, as required by Section 6.11(a) and (B) other related information that the Trustee and/or the Majority Noteholders shall have reasonably requested from OAC; (iv) as of each Funding Date, the Issuer and OAC shall not be insolvent nor shall the Issuer have been made insolvent by such Grant nor shall it be aware of any pending insolvency; (v) such Grant shall not result in a material adverse tax consequence to the Trust Estate or the Noteholders; (vi) the Funding Period shall not have terminated, and (vii) such Grant shall not result in the Notes receiving a lower credit rating from the Rating Agency than the rating that was obtained upon the Closing Date. In addition, it shall be a Funding Condition for the first Funding Date following the closing of the merger of Oakwood Acceptance Corporation with and into Oakwood Acceptance Corporation, LLC, a Delaware limited liability company (the "Successor"), that the Trustee shall have received one or more Opinions of Counsel to the reasonable satisfaction of the Majority Noteholders to the effect that (1)the Successor is duly organized, (2) the Successor has the power and authority to perform the transactions contemplated by the Transaction Documents, (3) the Successor has duly authorized, executed and delivered an assignment and assumption agreement substantially in the form of Exhibit B attached to the Receivables Contribution Agreement, (4) that the Transaction Documents are the legal, valid and binding obligations of the Successor, enforceable against the Successor in accordance with their respective terms, subject to customary exceptions for bankruptcy, receivership, insolvency and other similar laws affecting the rights of creditors, general principles of equity, and other customary exceptions and assumptions of the same type as those taken in the Opinions of Counsel delivered by counsel to OAC at the Closing Date, and (5) that a financing statement, when filed with the Secretary of State of the State of Delaware, will be sufficient to perfect the Issuer's security interest in the Receivables, to the extent the transfer of any Receivables from the Successor to the Issuer is recharacterized as a pledge rather than as a sale and/or a contribution, subject to customary exceptions and assumptions of the same type as those taken in the Opinions of Counsel delivered by counsel to OAC at the Closing Date.

         "Funding Date" means any date during the Funding Period on which amounts on deposit in the Collection Account, less the Required Expense Reserve for the next upcoming Payment Date, are (or are to be) applied toward the Funding Amount of Additional Receivables as contemplated by Section 6.11. In the case of most Additional Receivables, it is expected that the Funding Date will be the same date on which the related P&I Advances are made by OAC.

         "Funding Date Report" means a report delivered by the REMIC Servicer in respect of each Funding Date pursuant to Section 6.11(a), in substantially the form of Exhibit E attached hereto.

         "Funding Interruption Event" means the occurrence of an event which with the giving of notice or the passage of time, or both, would constitute an Event of Default.

         "Funding Period" means the period of time which begins on the Closing Date and which terminates upon the earlier to occur of (i) the Scheduled Termination Date, and (ii) the occurrence of a Funding Termination Event.

         "Funding Termination Event" means any of the following conditions or events which is not waived by the Majority Noteholders:

         (a)      the occurrence of any Event of Default;

         (b) the rating of the Notes shall be withdrawn or reduced below "A" by the Rating Agency;

         (c) a payment default under any indebtedness for borrowed money of Oakwood Homes in excess of $10,000,000 which default (i) is not cured within the time periods specified within the instruments creating or evidencing such indebtedness, (ii) involves the failure to pay a matured obligation or (iii) permits the present acceleration of the maturity of obligations;

         (d) any REMIC Event of Default that is not cured or waived within the time periods specified in the related REMIC Pooling Agreement;

         (e) as of the close of business on any date, if the Collateral Requirement is not satisfied;

         (f)      the redemption of the Notes in full pursuant to Section
11.01;

         (g)      OAC is terminated as REMIC Servicer under any of the REMIC
Trusts;

         (h) as of the last day of any Collection Period commencing with the Collection Period related to the seventh Payment Date, the (1) arithmetic average of the Asset-Based Net Proceeds Coverage Percentage for such Collection Period and the immediately preceding five Collection Periods shall be less than 9%, or (2) the arithmetic average of the Series-Based Net Proceeds Coverage Percentage for such Collection Period and the immediately preceding five Collection Periods shall be less than 80%; or

         (i) the Issuer fails to remit the Net Proceeds withdrawn by the Issuer from the Certificate Accounts for the REMIC Trusts on any date to the Collection Account within two (2) Business Days after the date the Issuer withdrew such amounts.

         "GAAP" means generally accepted accounting principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of Oakwood Homes and its subsidiaries; provided that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

         "Grant[ed]" means pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Gross Proceeds" means for any date all of the P&I Advance Reimbursement Amounts withdrawn by the Issuer from the Certificate Accounts for each of the REMIC Trusts pursuant to each of the related REMIC Pooling Agreements on such date.

         "Holder" shall mean Noteholder.

         "Indenture" means this Indenture, relating to the OAC Advance Receivables Backed Notes, Series 2001-ADV dated as of September 28, 2001 among Oakwood Advance Receivables Company, L.L.C., as Issuer, The Chase Manhattan Bank, as Trustee, as Verification Agent and as Paying Agent, and Oakwood Acceptance Corporation, individually and as REMIC Servicer, as the same may be amended or supplemented from time to time.

         "Initial Asset-Based Receivables" shall have the meaning assigned to such term in the Receivables Contribution Agreement.

         "Initial Fixed Rate Note Balance" means $50,000,000.00.

         "Initial Noteholders" means The Prudential Insurance Company of America, ABS Fund, and Norwest Bank Minnesota, N.A., as Trustee for Norwest Stable Return Fund.

         "Initial Payment Date" means November 7, 2001.

         "Initial Receivables" means the receivables as of the Closing Date contributed by the Seller to the Issuer on the Closing Date pursuant to the Receivables Contribution Agreement and Granted by the Issuer to the Trust Estate, and which consist of receivables arising from the making by the REMIC Servicer of P&I Advances with respect to the Series-Based REMIC Trusts listed on Schedule 1-B attached hereto, and which receivables are in existence on the Closing Date.

         "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the filing of a petition against such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which case remains unstayed or undismissed within 60 days of such filing, or the appointing of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the ordering of the winding-up or liquidation of such Person's business; or (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person of its inability to pay its debts generally as they become due.

         "Insolvency Proceeding" means any proceeding of the sort described in the definition of Insolvency Event.

         "Interest Carryover Shortfall" means, with respect to any Payment Date, the excess of (i) the sum of (a) the Interest Distributable Amount for the Notes for such Payment Date and (b) without duplication, any unpaid Interest Carryover Shortfall for any preceding Payment Date, plus interest thereon accrued from the preceding Payment Date to the current Payment Date at the Default Rate, over (ii) the amount of interest, if any, actually paid to Noteholders on such Payment Date.

         "Interest Distributable Amount" means, with respect to any Payment Date and for the related Interest Distribution Period for the Fixed Rate Notes, an amount equal to (x) the Fixed Rate times (y) the Fixed Rate Note Balance immediately prior to such Payment Date (or with respect to the first Payment Date, as of the Closing Date) times (z) one-twelfth (1/12) (or with respect to the first Payment Date a fraction, the numerator of which is the actual number of days elapsed during the related Interest Distribution Period and the denominator of which is 360).

         "Interest Distribution Period" means, with respect to the Initial Payment Date, the period of time from the Closing Date to the day preceding the Initial Payment Date, and with respect to any other Payment Date, from the immediately preceding Payment Date to the day preceding such Payment Date. Each Interest Distribution Period after the initial Interest Distribution Period shall be deemed to consist of 30 days and for the initial Interest Distribution Period such Interest

Distribution Period shall consist of the actual number of days and a year assumed to consist of 360 days.

         "Interested Noteholders" shall mean any Noteholder holding Notes evidencing not less than 25% of the Voting Interests.

         "Investment Company Act" means the Investment Company Act of 1940, as amended.

         "Issuer" means Oakwood Advance Receivables Company, L.L.C., in its capacity as issuer of the Notes pursuant to this Indenture, and each successor thereto (in the same capacity) pursuant to Section 7.04.

         "Issuer Affiliate" means any person involved in the organization or operation of the Issuer or an affiliate of such a person within the meaning of Rule 3a-7 of the Investment Company Act.

         "Lien" means any security interest, lien, charge, pledge, equity or encumbrance of any kind.

         "Majority Noteholders" means the Noteholders holding Voting Interests of at least 51% of all outstanding Voting Interests.

         "Monthly REMIC Servicer Report" means a report delivered by the REMIC Servicer as described in Section 3.02(a), containing such information substantially in the format attached hereto as Exhibit A, which shall be delivered in the form of one or more electronic files.

         "Net Proceeds" means, for any date, Gross Proceeds minus Seller
Proceeds.

         "Note Balance" means, as of any date, the Fixed Rate Note Balance as of such date.

         "Note Payment Account" means the segregated account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to
Section 4.01 and entitled "The Chase Manhattan Bank, as Trustee in trust for the Noteholders of the OAC Advance Receivables Backed Notes, Series 2001-ADV, Note Payment Account."

         "Note Purchase Agreement" means the Note Purchase Agreement signed by the Initial Noteholders, OAC and the Issuer.

         "Note Register" means the register maintained pursuant to Section
6.03.

         "Note Registrar" means the Trustee unless a successor thereto is appointed pursuant to Section 6.03. The Note Registrar initially designates its offices as the Corporate Trust Office for purposes of Section 6.08.

         "Noteholder" means the Person in whose name a Note is registered in the Note Register, except that, solely for the purposes of giving certain consents, waivers, requests or demands pursuant to this Indenture, the interests evidenced by any Note registered in the name of, or in the name of a Person or entity holding for the benefit of, the Issuer, the Seller or any Person that is an Affiliate of either or both of the Issuer and the Seller, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained. The Trustee shall have no liability for counting any Person as a Noteholder unless a Responsible Officer of the Trustee has actual knowledge that such Person is an Affiliate of either or both of the Issuer and Seller.

         "Notes" means the Fixed Rate Notes.

         "OAC" means Oakwood Acceptance Corporation, a North Carolina corporation, and any successor thereto, including, without limitation, Oakwood Acceptance Corporation, LLC, a Delaware limited liability company, when and if the merger described in Section 4(r) of the Receivables Contribution Agreement is consummated.

         "Oakwood Homes" means Oakwood Homes Corporation, the parent of OAC.

         "Obligor" on a Mortgage Loan means any Person who owes or may be liable for payments under such Mortgage Loan.

         "Officer's Certificate" means a certificate signed by a Responsible Officer of the Issuer or OAC, as the case may be, and delivered to the Trustee.

         "Operating Agreement" means the operating agreement of Oakwood Advance Receivables Company, L.L.C., dated as of September 28, 2001.

         "Opinion of Counsel" means a written opinion of counsel, who may be (unless otherwise specified herein) an employee of or outside counsel to the Person responsible for providing such opinion, and which opinion shall be reasonably acceptable to the Trustee and the other recipients thereof.

         "Optional Termination Date " means the Payment Date immediately following a Payment Date on which the Note Balance is less than 10% of the Initial Fixed Rate Note Balance.

         "P&I Advance" shall have the meaning assigned to such term in the respective REMIC Pooling Agreements, as amended.

         "P&I Advance Reimbursement Amount" shall have the meaning assigned to such term in the respective REMIC Pooling Agreements, as amended.

         "Paying Agent" means The Chase Manhattan Bank, as paying agent.

         "Payment Date" means, in any month, the 7th day of such month or, if such 7th day is not a Business Day, the next Business Day following such 7th day.

         "Payment Date Report" means the report prepared and delivered by the REMIC Servicer pursuant to Section 3.02(b) for each Payment Date, reporting the amounts of all payments to be made on that Payment Date pursuant to Section 4.04(b), in substantially the form of Exhibit F attached hereto.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation and any Person succeeding to the functions thereof.

         "Permitted Investments" means, at any time, any one or more of the following obligations and securities:

         (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States;

         (ii) repurchase agreements on obligations specified in clause (i) maturing not more than three months from the date of acquisition thereof, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by the Rating Agency in its highest short-term rating category (which is "A-1+" for S&P);

         (iii) certificates of deposit, time deposits and bankers' acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by the Rating Agency in its highest unsecured short-term debt rating category;

         (iv) commercial paper (having original maturities of not more than 90 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the Rating Agency in its highest short-term rating categories;

         (v) short term investment funds ("STIFS") sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the Rating Agency in its highest rating category of long term unsecured debt;

         (vi) interests in any money market fund which at the date of acquisition of the interests in such fund including any such fund that is managed by the Trustee or an Affiliate of the Trustee or for which the Trustee or an Affiliate acts as advisor and throughout the time as the interest is held in such fund has a rating of "AAA" by the Rating Agency; and

         (vii) other obligations or securities that are acceptable to the Rating Agency as a Permitted Investment hereunder and will not result in a reduction in the then current rating of the Notes, as evidenced by a letter to such effect from such Rating Agency and with the written consent of the Majority Noteholders.

provided that each of the foregoing investments above shall mature no later than the Business Day prior to the Payment Date immediately following the date of purchase thereof (other than in the case of the investment of monies in instruments of which the Trustee is the obligor, which may mature on the related Payment Date), and shall be required to be held to such maturity; and provided further, that each of the Permitted Investments may be purchased by the Trustee through an Affiliate of the Trustee.

         Permitted Investments are only those which are acquired by the Trustee in its name and in its capacity as Trustee, and with respect to which (a) the Trustee has noted its interest therein on its books and records, and (b) the Trustee has purchased such investments for value without notice of any adverse claim thereto (and, if such investments are securities or other financial assets or interests therein, within the meaning of Section 8-102 of the UCC, without acting in collusion with a Securities Intermediary in violating such Securities Intermediary's obligations to entitlement holders in such assets, under Section 8-504 of the UCC, to maintain a sufficient quantity of such assets in favor of such entitlement holders), and (c) either (i) such investments are in the possession of the Trustee or (ii) such investments, (A) if certificated securities and in bearer form, have been delivered to the Trustee, or in registered form, have been delivered to the Trustee and either registered by the issuer in the name of the Trustee or endorsed by effective endorsement to the Trustee or in blank; (B) if uncertificated securities, the ownership of which has been registered to the Trustee on the books of the issuer thereof (or another person, other than a Securities Intermediary, either becomes the registered owner of the uncertified security on behalf of the Trustee or, having previously become the registered owner, acknowledges that it holds for the Trustee); or (C) if Securities Entitlements representing interests in securities or other financial assets (or interests therein) held by a Securities Intermediary, a Securities Intermediary indicates by book entry that a security or other financial asset has been credited to the Trustee's Securities Account with such Securities Intermediary. No instrument described hereunder may be purchased at a price greater than par, if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

         "Person" means any legal person, including any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Placement Agent" means Credit Suisse First Boston Corporation.

         "Principal Distributable Amount" means, with respect to any Payment Date, an amount equal to the Available Funds remaining after payment of amounts required to be paid pursuant to subsections (i), (ii) and (iii) of Section 4.04(b), and which shall be payable only as required by Section 4.04(b)(iv).

         "Purchaser" means Oakwood Advance Receivables Company, L.L.C., in its capacity as transferee of the Receivables under the Receivables Contribution Agreement.

         "Qualified Institutional Buyer" has the meaning assigned to such term in Rule 144A under the Securities Act.

         "Rating Agency" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

         "Receivable" means the contractual right to reimbursement from a REMIC Trust for a P&I Advance made by OAC as REMIC Servicer in connection with such REMIC Trust, which P&I Advance has not previously been reimbursed, and which contractual right to reimbursement has been Granted to the Trust Estate by the Issuer hereunder, and including all rights of OAC to enforce payment of such obligation under the related REMIC Pooling Agreement, consisting of the Initial Receivables and all Additional Receivables.

         "Receivable Balance" means as of any date of determination and with respect to a Receivable the outstanding amount of such Receivable.

         "Receivable File" means the documents described in Section 2.02(a) and
(b) pertaining to a particular Receivable.

         "Receivables Contribution Agreement" means the Receivables Contribution Agreement, dated as of September 28, 2001, between the Seller and the Purchaser.

         "Record Date" means, with respect to each Payment Date, the last Business Day of the calendar month immediately preceding such Payment Date. Any amount stated "as of a Record Date" or "on a Record Date" shall give effect to all applications of collections, and all payments to any party under this Indenture or to the related Obligor, as the case may be, in each case as determined as of the opening of business of the Note Registrar on the related Record Date.

         "Redemption Amount" means, with respect to a redemption of the Notes by the Issuer pursuant to Section 11.01, an amount, which when applied pursuant to Section 4.04(b), shall be sufficient to pay an amount equal to the sum of
(i) the Note Balance as of the date the Issuer elects to redeem the Notes, (ii) all accrued and unpaid interest on the Notes through the end of the Interest Distribution Period ending on the day prior to the Payment Date as of which such redemption will occur, (iii) any and all amounts owing to the Trustee, the Verification Agent and the Paying Agent from the Issuer pursuant to the terms hereof, and (iv) any and all other amounts due and payable hereunder.

         "Redemption Notice" shall have the meaning set forth in Section 11.03.

         "Redemption Payment Date" shall have the meaning set forth in Section 11.01.

         "Release Payment" means, with respect to any Removed Receivable in respect of which a payment is required to be made by the Issuer or the Seller under this Indenture and as of the Payment Date on which the "Release Payment" must be made, all of the outstanding and unpaid balance of such Receivable as of such Payment Date.

         "REMIC Event of Default" shall mean an event of default under any REMIC Pooling Agreement that is not cured or waived within the time periods specified therein.

         "REMIC Pooling Agreement" means each pooling and servicing agreement pursuant to which the related REMIC Trust is formed, each as amended, modified or supplemented from time to time and collectively referred to herein as the "REMIC Pooling Agreements".

         "REMIC Servicer" means OAC in its capacity as servicer of the REMIC Trusts and any successor servicer appointed thereunder.

         "REMIC Trust" means any of the trusts listed on Schedule 1-A AND
SCHEDULE 1-B attached hereto, and such other trusts which may be added or removed from time to time as provided in Section 2.01(f) hereof and collectively referred to herein as the "REMIC Trusts"; PROVIDED, HOWEVER, THAT NO ASSET-BASED REMIC TRUST SHALL BE INCLUDED AMONG THE "REMIC TRUSTS" FOR PURPOSES HEREOF UNLESS AND UNTIL AN ASSET-BASED RECEIVABLES ACCEPTANCE DATE SHALL HAVE OCCURRED FOR SUCH ASSET-BASED REMIC TRUST."

         "REMIC Trust Remittance Report" means, for any REMIC Trust, the monthly report(s) prepared by the related servicer and delivered to the related REMIC Trustee.

         "REMIC Trustee" means each trustee appointed under a REMIC Pooling Agreement in connection with a REMIC Trust.

         "Remittance Date" shall have the meaning assigned to such term in the respective REMIC Pooling Agreements.

         "Removed Receivable" means a Receivable in respect of which the Issuer or the Seller is obligated to make a payment, pursuant to Section 2.04 or 7.02, or in the event the Issuer has elected to make a redemption pursuant to Section 11.01, all of the Receivables.

         "Required Expense Reserve" means, with respect to any Payment Date, an amount equal to the aggregate of amounts required to be paid pursuant to
Section 4.04(b)(i)-(iii) on such Payment Date.

         "Required Reserve Amount" means (x) for any Payment Date prior to the Stepdown Date, 4% of the Fixed Rate Note Balance as of the Closing Date, reduced by any amount paid to reduce such Fixed Rate Note Balance pursuant to
Section 6.12, and (y) for any Payment Date on or after the Stepdown Date, an amount equal to the greater of (i) 2.5% of the Fixed Rate Note Balance as of the Closing Date, reduced by any amount paid to reduce such Fixed Rate Note Balance pursuant to Section 6.12, and (ii) 4% of the Fixed Rate Note Balance at the opening of business on such Payment Date; provided, however, that if the parties execute and deliver an amendment to this Indenture providing that no Asset-Based Receivables may be included in the Trust Estate, then the references to "4%" in clause (x) shall be automatically changed to "3%."

         "Reserve Account" means the segregated account or accounts, each of which shall be an Eligible Account, established and maintained pursuant to
Section 4.01 and entitled, "The Chase Manhattan Bank, as Trustee in trust for the Noteholders of the OAC Advance Receivables Backed Notes, Series 2001-ADV, Reserve Account."

         "Reserve Fund Reimbursement Amount" means, with respect to any Payment Date, the excess of the Required Reserve Amount over the amount then on deposit in the Reserve Account.

         "Responsible Officer" means,

         (i) When used with respect to the Trustee, the Verification Agent or the Paying Agent, any officer or employee within the Institutional Trust Services of the Trustee, the Verification Agent or the Paying Agent, including any vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee, the Verification Agent or the Paying Agent customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of this Indenture and also, with respect to a particular matter, any other officer or employee to whom such matter is referred because of such officer's or employee's knowledge of and familiarity with such particular subject, and

         (viii) when used with respect to the Issuer, the Seller, OAC, Oakwood Homes or the REMIC Servicer, the president, the chief financial officer or any vice president of the Issuer, the Seller, OAC, or the REMIC Servicer, as the case may be.

         "Sale" means any sale of any portion of the Trust Estate.

         "Schedule of Initial Receivables" means a schedule, which shall be delivered and maintained in an electronic form, listing the Initial Receivables conveyed to the Issuer under the Receivables Contribution Agreement and Granted to the Trustee on the Closing Date, identifying such Receivables by REMIC Trust, dollar amount of the related P&I Advance and, in the case of any Asset-Based Receivables, related loan number and date of the related P&I Advance.

         "Schedule of Receivables" means, on any date, a schedule, which shall be delivered and maintained in an electronic form, listing the outstanding Receivables sold and/or contributed to the Issuer under the Receivables Contribution Agreement and Granted to the Trustee, as updated from time to time to list Additional Receivables Granted to the Trustee and deducting any amounts paid against the Receivables as of such date, identifying such Receivables by REMIC Trust, dollar amount of the related P&I Advance and, in the case of any Asset-Based Receivables, related loan number and date of the related P&I Advance.

         "Scheduled Termination Date" means the Payment Date occurring in August 2003.

         "Securities Account" shall have the meaning given such term in Section 8-501(a) of the UCC.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Intermediary" shall have the meaning given such term in
Section 8-102(a)(14) of the UCC, and where appropriate, shall mean The Chase Manhattan Bank or its successor, in its capacity as securities intermediary pursuant to Section 4.08 hereof.

         "Security Entitlement" shall have the meaning given such term in
Section 8-102(a)(17) of the UCC.

         "Seller" means Oakwood Acceptance Corporation, in its capacity as transferor of the Receivables under the Receivables Contribution Agreement.

         "Seller Proceeds" means for any date, that portion, if any, of the related Gross Proceeds that consists of (1) P&I Advance Reimbursement Amounts allocable to P&I Advances made by a Person other than OAC and (2) Receivables not Granted to the Trust Estate because they were made after the termination of the Funding Period.

         "Series-Based Net Proceeds Coverage Percentage" means, for any Collection Period, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Net Proceeds received by the Trustee during such Collection Period attributable to Series-Based Receivables, and the denominator of which is the highest aggregate Receivables Balance of all Series-Based Receivables in the Trust Estate at any date during such Collection Period.

         "Series-Based Receivable" means a Receivable related to a P&I Advance made with respect to a Series-Based REMIC Trust.

         "Series-Based REMIC Trust" means a REMIC Trust for which, pursuant to the related REMIC Pooling Agreement, the determination as to whether P&I Advance Reimbursement Amounts related to such P&I Advance have been recovered is made on a Series-by-Series basis. The Series-Based REMIC Trusts as of the Closing Date are listed on Schedule 1-B attached hereto.

         "Stated Maturity Date" means October 7, 2010.

         "Stepdown Date" means the 24th Payment Date after termination of the Funding Period.

         "Subsequent Receivables" means all receivables created as a result of P&I Advances made pursuant to the REMIC Pooling Agreements from and after the Closing Date.

         "Transaction Documents" means, collectively, this Indenture, the Receivables Contribution Agreement, the Schedule of Receivables as amended, modified or supplemented from time to time, the Notes, the Note Purchase Agreement, the P&I Advance Disbursement and Purchase Administration Agreement, of even date herewith, among OAC, the Issuer, the Trustee and The Chase Manhattan Bank, as OAC's agent, and each of the other documents, instruments and agreements entered into on the date hereof and thereafter in connection with any of the foregoing or the transactions contemplated thereby.

         "Transfer" shall have the meaning specified in Section 6.03(g). It is expressly provided that the term "Transfer" in the context of the Notes includes, without limitation, any distribution of the Notes by (i) a corporation to its shareholders, (ii) a partnership to its partners, (iii) a limited liability company to its members, (iv) a trust to its beneficiaries or
(v) any other business entity to the owners of the beneficial interests in such entity.

         "Transferee Agreement" shall have the meaning specified in Section 6.03(g).

         "Transferee Certificate" means a certificate in the form of Exhibit D.

         "Transferor Interest" means the Issuer's interest in the Receivables the amount of which, as of any date of determination, shall equal the excess, if any, of (i) the sum of (a) the Collateral

Balance and (b) the amount in the Collection Account as of such date, over (ii) the Note Balance as of such date.

         "Transferor Interest Payment Report" shall have the meaning specified in Section 4.02(c).

         "Trust Estate" or "OAC Advance Receivables Backed Notes, Series 2001-ADV Trust Estate" means the trust estate established under this Indenture for, the benefit of the Noteholders, which consists of the property described in Section 2.01(a).

         "Trust Property" means the property, or interests in property, constituting the Trust Estate from time to time.

         "Trustee" means The Chase Manhattan Bank, and any successor trustee appointed pursuant to Section 10.11.

         "Trustee Fee" means the fee payable to the Trustee on each Payment Date for services rendered under this Indenture, which shall be equal to $2,300 per month. In addition, the Trustee shall be paid an initial fee of $5,000 on the Closing Date.

         "Trustee's Certificate" means a certificate completed and executed by a Responsible Officer of the Trustee pursuant to Section 10.02 or 10.03, substantially in the form attached hereto as Exhibit B.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York.

         "United States" means the United States of America.

         "Verification Agent" means The Chase Manhattan Bank or any successor thereto.

         "Voting Interests" means the aggregate voting power evidenced by the Notes, corresponding to the outstanding Note Balance of the Notes held by individual Noteholders; provided, however, that where the Voting Interests are relevant in determining whether the vote of the requisite percentage of Noteholders necessary to effect any consent, waiver, request or demand shall have been obtained, the Voting Interests shall be deemed to be reduced by the amount equal to the Voting Interests (without giving effect to this provision) represented by the interests evidenced by any Note registered in the name of, or in the name of a Person or entity holding for the benefit of, the Issuer, the Seller or any Person that is an Affiliate of either or both of the Issuer and the Seller. The Trustee shall have no liability for counting a Voting Interest of any Person unless a Responsible Officer of the Trustee has actual knowledge that such Person is an Affiliate of either or both of the Issuer and the Seller.

         SECTION 1.02.     INTERPRETATION.

         Unless otherwise indicated in this Indenture:

         (a) reference to and the definition of any document (including this Indenture) shall be deemed a reference to such document as it may be amended or modified from time to time;

         (b) all references to an "Article," "Section," "Schedule" or "Exhibit" are to an Article or Section hereof or to a Schedule or an Exhibit attached hereto;

         (c) defined terms in the singular shall include the plural and vice versa and the masculine, feminine or neuter gender shall include all genders;

         (d) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture;

         (e) in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding";

         (f) periods of days referred to in this Indenture shall be counted in calendar days unless Business Days are expressly prescribed and references in this Indenture to months and years shall be to calendar months and calendar years unless otherwise specified;

         (g) accounting terms not otherwise defined herein and accounting terms partly defined herein to the extent not defined, shall have the respective meanings given to them under GAAP; and

         (h) the headings in this Indenture are for the purpose of reference only and do not limit or affect its meaning.

                                  ARTICLE II

     CREATION OF TRUST ESTATE; CUSTODY OF RECEIVABLE FILES; REPRESENTATIONS
                       REGARDING RECEIVABLES; DISCHARGE

         SECTION 2.01.     CREATION OF TRUST ESTATE.

         (a) The Issuer hereby Grants to the Trustee at the Closing Date, as trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to the following whether now existing or hereafter created:

                  (i) all right, title and interest of the Issuer in and to the Initial Receivables, the Initial Asset-Based Receivables related to each Asset-Based REMIC Trust on and as of the Asset-Based Receivables Acceptance Date for such Asset-Based REMIC Trust, and any Additional Receivables on the date they are acquired by the Issuer, and all monies due thereon or paid thereunder or in respect thereof (including, without limitation, any proceeds of any Sales) on and after the Closing Date, (including any Release Payments made with respect to Removed Receivables for which a payment is made by the Issuer or the Seller pursuant to Sections 2.04 or 7.02);

                  (ii) all rights of the Issuer as Purchaser under the Receivables Contribution Agreement, including, without limitation, to enforce the obligations of the Seller thereunder with respect to the Receivables;

                  (iii) the Collection Account, the Note Payment Account and the Reserve Account, and all monies, "securities," "instruments," "accounts" "general intangibles," "chattel paper," "financial assets," "investment property" (the terms in quotations are defined in the UCC) and other property on deposit or credited to the Collection Account (excluding investment earnings thereon), the Note Payment Account (excluding investment earnings thereon) and the Reserve Account (excluding investment earnings thereon) from time to time (whether or not constituting or derived from payments, collections or recoveries received, made or realized in respect of the Receivables);

                  (iv) all right, title and interest of the Issuer as assignee of the Seller to rights to payment on the Receivables under each REMIC Pooling Agreement and all related documents, instruments and agreements pursuant to which the Seller acquired, or acquired an interest in, any of the Receivables from each of the REMIC Trusts;

                  (v) true and correct copies of all books, records and documents relating to the Receivables in any medium, including without limitation paper, tapes, disks and other electronic media;

                  (vi) all other monies, securities, reserves and other property now or at any time in the possession of the Trustee or its bailee, agent or custodian and relating to any of the foregoing; and

                  (vii) all present and future claims, demands, causes and choses in action in respect of any and all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any and all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         (b) The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally or ratably without prejudice, priority or distinction, to secure all other amounts payable under this Indenture, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture. The Trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Trustee as required herein.

         (c) The Issuer hereby irrevocably constitutes and appoints the Trustee and any officer or agent thereof, effective upon the occurrence and continuation of an Event of Default, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Issuer and in the name of such Issuer, for the purpose of carrying out the terms of this Indenture, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Indenture and the Receivables Contribution Agreement, and, without limiting the generality of the foregoing, the Issuer hereby gives the Trustee the power and right (i) to take possession of and endorse and collect any wired funds, checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable Granted by the Issuer to the Trustee from the REMIC Trust or the REMIC Servicer as the case may be, (ii) to file any claim or proceeding in any court of law or equity or take any other action otherwise deemed appropriate by the Trustee for the purpose of collecting any and all such moneys due from the REMIC Trust or the REMIC Servicer under such Receivable whenever payable and to enforce any other right in respect of any Receivable or related to the Trust Estate, (iii) to direct the REMIC Trustee or the REMIC Servicer to make payment of any and all moneys due or to become due under the Receivable directly to the Trustee or as the Trustee shall direct, (iv) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due from the REMIC Trust or the REMIC Servicer at any time in respect of or arising out of any Receivable, (v) to sign and endorse any assignments, notices and other documents in connection with the Receivables or the Trust Estate, (vi) to sell, transfer, pledge and make any agreement with respect to or otherwise deal with the Receivables and the Trust Estate as fully and completely as though the Trustee were the absolute owner thereof for all purposes, and do, at the Trustee's option and at the expense of the Issuer, at any time, or from time to time, all acts and things which the Trustee deems necessary to protect, preserve or realize upon the Receivable or the Trust Estate and the Trustee's and the Issuer's respective security interests and ownership interests therein and to effect the intent of this Indenture, all as fully and effectively as the Issuer might do. Nothing contained herein shall in any way be deemed to be a grant of power or authority to the Trustee or any officer or agent thereof to take any of the actions described in this paragraph with respect to any underlying Obligor under any Asset in any REMIC Trust for which a P&I Advance was made.

         (d) The parties hereto intend that the security interest granted under this Indenture shall give the Trustee on behalf of the Noteholders a first priority perfected security interest in, to and under the Receivables, and all other property described in this Section 2.01 as a part of the Trust Estate and all proceeds of any of the foregoing in order to secure the obligations of the Issuer to the Trustee, the Noteholders under the Notes, this Indenture, the Note Purchase Agreement, and all of the other Transaction Documents. The Trustee on behalf of the Noteholders shall have all the rights, powers and privileges of a secured party under the UCC. The Issuer agrees to execute and file all filings (including filings under the UCC) and take all other actions reasonably necessary in any jurisdiction to provide third parties with notice of the security interest granted pursuant to this Indenture and to perfect such security interest under the UCC.

         (e) The REMIC Pooling Agreements as of the Closing Date have been amended to indicate that each Receivable is subject to the Trustee's security interest. The Issuer shall cause any pooling and servicing agreement which may subsequently be added as a REMIC Pooling Agreement to be amended or written similarly to indicate the Trustee's security interest. These provisions indicating the interest of the Trustee in the Receivables relating to a particular REMIC Trust shall be deleted or modified when, and only when, the related Receivables have been paid in full or have been released from the lien hereof pursuant to this Indenture. In addition, each Funding Date Report and Monthly REMIC Servicer Report shall include a list of the Receivables, and any such list or related trial balance or Schedule of Receivables, and any other list of the Receivables provided by the REMIC Servicer or the Issuer to any third party shall include language indicating that the Receivables identified therein are subject to the Trustee's security interest.

         (f) Subject to the terms and conditions of Section 2(b) of the Receivables Contribution Agreement, OAC may with the written consent of the Majority Noteholders at any time (i) designate any trust as a Designated REMIC Trust under the Receivables Contribution Agreement, whereupon such trust shall become a "REMIC Trust" for purposes of this Indenture, and (ii) remove a REMIC Trust as a Designated REMIC Trust under the Receivables Contribution Agreement, whereupon such trust shall no longer constitute a "REMIC Trust" for purposes of this Indenture (except that P&I Advances made in respect of such trust prior to its removal shall continue to be part of the Trust Estate). The Issuer shall promptly notify the Trustee and the Noteholders of such designation or removal.

         SECTION 2.02.     RECEIVABLE FILES.

         (a) The Trustee agrees to hold in trust on behalf of the Noteholders, upon the execution and delivery of this Indenture, the following documents relating to each Receivable, with no responsibility to ensure the validity or sufficiency of such Receivables:

                  (i) a copy of the related REMIC Pooling Agreement and each amendment and modification thereto;

                  (ii) copy of the Monthly REMIC Servicer Reports in electronic form listing the current outstanding balance of the Receivables Granted to the Trust Estate; and

                  (iii) a copy of each Funding Date Report delivered by the REMIC Servicer, which shall be maintained in electronic format.

         (b) To reduce administrative costs, the Trustee, on behalf of the Noteholders, upon the execution and delivery of this Indenture, appoints OAC, and OAC accepts such appointment, to act as the agent of the Trustee as custodian for the benefit of the Noteholders of the following documents relating to each Receivable:

                  (i) any documents other than those identified in Section 2.02(a) received from or made available by the related REMIC Trust in respect of such Receivable; and

                  (ii) any and all other documents that the Issuer or OAC, as the case may be, shall keep on file, in accordance with its customary procedures, relating to such Receivable or the related REMIC Trust.

         In the event OAC is terminated or resigns as the REMIC Servicer, it will immediately upon such termination or resignation, as applicable, deliver all documents held by it hereunder to the Trustee or the successor REMIC Servicer.

         (c) Within 30 days of the Closing Date, OAC shall provide to the Trustee a copy of the REMIC Pooling Agreement and any separate asset conveyance documentation and servicing agreement, and REMIC Trust Remittance Reports prepared by REMIC Trustees pursuant to the REMIC Pooling Agreements over the 24 months preceding the month in which the Closing Date occurs, with respect to each REMIC Trust. In addition, immediately following the addition of a new Designated REMIC Trust, OAC shall provide to the Trustee a complete set of the documents referred to above for such new Designated REMIC Trust. Within five Business Days of receipt of such documents, the Trustee shall provide a certification in substantially the form attached hereto as Exhibit I acknowledging its receipt and possession of each of the REMIC Pooling Agreements and all amendments and supplements thereto listed on Schedule 2 attached hereto. OAC represents and warrants that Schedule 2 is a complete and accurate list of all such amendments and supplements. The Trustee shall make such documents available to the Noteholders, at the expense of such Noteholders, upon reasonable notice of any such Noteholder's request therefor.

         SECTION 2.03.     ACCEPTANCE BY TRUSTEE.

         The Trustee hereby acknowledges its acceptance, on behalf of the Noteholders, pursuant to this Indenture, of the security interest in the Receivables and the other Trust Property Granted by the Issuer pursuant to this Indenture, and declares and shall declare from and after the date hereof that the Trustee, on behalf of the Noteholders, holds and shall hold such Trust Property, pursuant to the trusts set forth in this Indenture.

         SECTION 2.04.     REACQUISITION OF RECEIVABLES UPON BREACH.

         Upon discovery by the Issuer or upon the actual knowledge of a Responsible Officer of the Trustee or a Noteholder of a breach of any of the representations and warranties of the Seller set forth in Section 4(aa) of the Receivables Contribution Agreement, the party discovering such breach shall give prompt written notice to the others. If such breach has or would have a material adverse effect on the rights or interests of the Noteholders with respect to all or a portion of the Receivables, then, unless such breach and the resulting impairment shall have been cured within 30 days after the earlier to occur of the discovery of such breach by the Issuer or receipt by the Issuer of written notice of such breach, such that the relevant representation and warranty shall be true and correct in all material respects as if made on such day, and the Issuer shall have delivered to the Trustee and each Noteholder an Officer's Certificate describing the nature of such breach and the manner in which the relevant representation and warranty became true and correct, the Issuer shall pay the Release Payment with respect to the affected Receivable(s) to the Collection Account on the first Business Day after the expiration of such 30-day period. This repurchase obligation shall pertain to all representations and warranties of the

Seller contained in Section 4(aa) of the Receivables Contribution Agreement, whether or not the Seller has knowledge of the breach at the time of the breach or at the time the representations and warranties were made. If the Issuer fails to pay such Release Payment within five (5) Business Days of the date when it is due pursuant to the Receivables Contribution Agreement, the Trustee shall enforce the Issuer's remedies against the Seller under the Receivables Contribution Agreement for the breach of such representation and warranty.

         Upon any such receipt of the Release Payment in the Collection Account, the Trustee on behalf of the Noteholders shall, without further action, be deemed to release its security interest in, to and under the Removed Receivable so repurchased, all monies due or to become due with respect thereto after the date of such release and all proceeds thereof and the Trustee shall indicate such release on the most current Schedule of Receivables. The Trustee shall (at the Issuer's expense) execute such documents and instruments of release and take such other actions as shall be reasonably requested and prepared by the Issuer to effect the security interest release pursuant to this Section. The sole remedies of the Trustee and the Noteholders with respect to a breach of the Seller's representations and warranties pursuant to Section 4(aa) of the Receivables Contribution Agreement shall be to enforce the obligation of the Issuer hereunder and the remedies of the Issuer against the Seller under the Receivables Contribution Agreement. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repayment for any Receivable pursuant to this Section, except as otherwise provided in Section 10.02.

         SECTION 2.05.     DUTIES OF TRUSTEE WITH RESPECT TO THE RECEIVABLE
FILES

         (a) Safekeeping. The Trustee or OAC, in its capacity as custodian (each, a "Custodian") pursuant to Section 2.02, shall hold the portion of the Receivable Files that it is required to maintain under Section 2.02 in its possession from time to time for the use and benefit of all present and future Noteholders, and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Verification Agent and the Trustee to comply with this Indenture. Each Custodian shall act with reasonable care, using that degree of skill and attention that it would exercise with respect to the receivable files of comparable receivables that such Custodian owns for itself (whether or not the Custodian shall then own such comparable receivables for itself). Each Custodian shall promptly report to the Issuer any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.

         (b) Maintenance of and Access to Records. Each Custodian shall maintain each portion of the Receivable File that it is required to maintain under this Indenture at its offices at the Corporate Trust Office (in the case of the Trustee) or 7800 McCloud Road, Greensboro, NC 27409-9634 (in the case of
OAC) as the case may be, or at such other office as shall be specified to the Trustee, the Noteholders, the Issuer and the Verification Agent by 30 days' prior written notice. The Trustee shall take all actions necessary or reasonably requested by the Majority Noteholders to amend any existing financing statements and continuation statements, and file additional financing statements and any other steps reasonably requested by the Majority Noteholders to further perfect or evidence the rights, claims or security interests of the Trustee under any of the Transaction Documents, it being understood that all costs incurred in connection with complying with any such reasonable request of the Majority Noteholders shall be borne by OAC. The Trustee and OAC, in their capacities as Custodian(s), shall make available to the Issuer, the Verification Agent, a group of Interested Noteholders and the Trustee (in the case of OAC) or their duly authorized representatives, attorneys or auditors the portion of the Receivable Files that it is required to maintain under this Indenture and the accounts, records and computer systems maintained by the Trustee or OAC with respect thereto upon not less than two Business Days' prior written notice for examination during normal business hours.

         SECTION 2.06.     RESERVED.

         SECTION 2.07.     SATISFACTION AND DISCHARGE OF INDENTURE.

         Whenever the following conditions shall have been satisfied:

         (a) an amount sufficient to pay and discharge the outstanding Note Balance, plus accrued and unpaid interest on the Notes, plus all other amounts due and owing to the Noteholders has been paid to the Noteholders;

         (b) the Issuer has paid or caused to be paid all other sums payable hereunder; and

         (c) the Issuer has delivered to the Trustee an Officers' Certificate of the Issuer and an Opinion of Counsel each stating that all conditions precedent herein provided for the satisfaction and discharge of this Indenture with respect to the Notes have been complied with;

then this Indenture and the lien, rights and interests created hereby shall cease to be of further effect with respect to the Notes, and the Trustee shall, at the expense of the Issuer, (i) execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture with respect to the Notes, (ii) pay, or assign or transfer and deliver, to the Issuer, all cash, securities and other property held by it as part of the Trust Estate or other assets remaining after satisfaction of the conditions specified in clauses (a) and (b) above, and (iii) notify the REMIC Trustees of the satisfaction and discharge of this Indenture and instruct the REMIC Trustees with respect to such REMIC Trusts to permit the REMIC Servicer, rather than the Issuer, to withdraw P&I Advance Reimbursement Amounts from the related Certificate Accounts.

         Notwithstanding the satisfaction and discharge of this Indenture with respect to the Notes, the obligations of the Issuer to the Trustee under
Section 10.07, the obligations of the Trustee to the Issuer, and to the Noteholders under Section 4.04, the obligations of the Trustee to the Noteholders under Section 4.07, and rights to receive payments of principal of and interest on the Notes, and the rights, privileges and immunities of the Trustee under Articles IX and X, shall survive.

         SECTION 2.08.     APPLICATION OF TRUST MONEY.

         All money deposited with the Trustee or the Paying Agent pursuant to Sections 4.02 and 4.03 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment to the Persons entitled thereto, of the principal, interest, fees, costs and expenses (or Transferor Interest, Funding Amount or other amount) for whose payment such money has been deposited with the Trustee or the Paying Agent.

                                  ARTICLE III

                         ADMINISTRATION OF RECEIVABLES

         SECTION 3.01.     DUTIES OF THE VERIFICATION AGENT AND THE TRUSTEE.

         (a) The Verification Agent shall initially be The Chase Manhattan Bank. The Verification Agent, as agent for the Noteholders, shall perform the duties required of it pursuant to Section 3.04 (based solely on the information received from the REMIC Servicer and maintained with the Trustee pursuant to
Section 2.02) with reasonable care, using that degree of skill and attention that the Verification Agent would exercise with respect to the receivable files of comparable receivables that it administers for itself (whether or not the Verification Agent shall then be administering comparable receivables for itself). The Verification Agent's duties shall include recording amounts received from the Issuer and amounts remitted to the Collection Account, responding to inquiries of the Trustee or by federal, state or local government authorities with respect to the Receivables, sending payment information to the Trustee, reporting tax information to the Noteholders in accordance with its customary practices, accounting for collections, publishing monthly and annual statements to the Trustee with respect to payments, generating federal income tax information and performing the other duties specified herein. In performing the above-referenced services, the Verification Agent shall perform in accordance with customary procedures.

         (b) The Issuer (with the consent of the Majority Noteholders) or the Majority Noteholders may at any time terminate the Verification Agent or Paying Agent without cause upon 60 days' prior notice, and if so, the Majority Noteholders shall also remove the Trustee as provided in Section 10.10(c). If at any time the Verification Agent or Paying Agent shall fail to resign after written request therefor by the Issuer or the Majority Noteholders, or if at any time the Verification Agent or Paying Agent shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Verification Agent or Paying Agent or of its property shall be appointed, or any public officer shall take charge or control of the Verification Agent or Paying Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Majority Noteholders may remove the Verification Agent or Paying Agent and if so, the Majority Noteholders shall also remove the Trustee as provided in Section 10.10(c). If the Verification Agent or Paying Agent is removed under the authority of the immediately preceding sentence, the Issuer shall promptly appoint a successor Verification Agent or Paying Agent reasonably acceptable to the Majority Noteholders, by written instrument, in duplicate, one copy of which instrument shall be delivered to the Verification Agent or Paying Agent so removed and one copy to the successor Verification Agent or Paying Agent, and pay all fees owed to the outgoing Verification Agent or Paying Agent. A copy of such instrument shall be delivered to the Noteholders and the REMIC Servicer by the Verification Agent or Paying Agent or the Issuer. Any resignation or removal of the Verification Agent or Paying Agent and appointment of a successor Verification Agent or Paying Agent pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Verification Agent or Paying Agent as provided herein. The Issuer shall give the Rating Agency and the Noteholders notice of any such resignation or removal of the Verification Agent or Paying Agent and appointment and acceptance of a successor Verification Agent or Paying Agent. Notwithstanding the foregoing, no resignation, removal or termination of the Verification Agent or the Paying Agent shall be effective until the resignation, removal or termination of the Trustee. Any successor Trustee appointed shall also be the successor Verification Agent and Paying Agent hereunder. Any expenses incurred by the Trustee, the Verification Agent or Paying Agent in conjunction with a removal without cause shall be at the expense of the terminating party.

         (c) Any successor Verification Agent or Paying Agent appointed hereunder shall execute, acknowledge and deliver to the Issuer and to its predecessor Verification Agent or Paying Agent an instrument accepting such appointment under this Indenture, and thereupon the resignation or removal of the predecessor Verification Agent or Paying Agent shall become effective and such successor Verification Agent or Paying Agent, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Indenture, with like effect as if originally named as Verification Agent or Paying Agent. The predecessor Verification Agent or Paying Agent shall deliver to the successor Verification Agent or Paying Agent all documents and statements held by it under this Indenture; the Issuer, and the predecessor Verification Agent or Paying Agent shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Verification Agent or Paying Agent all such rights, powers, duties and obligations. Upon acceptance of appointment by a successor Verification Agent or Paying Agent as provided in this Section, the Issuer shall mail notice of the successor of such Verification Agent or Paying Agent under this Indenture to all Noteholders at their addresses as shown in the Note Register and shall give notice by mail to the Rating Agency. If the Issuer fails to mail such notice within ten (10) days after acceptance of appointment by the successor Verification Agent or Paying Agent, the successor Verification Agent or Paying Agent shall cause such notice to be mailed at the expense of OAC.

         (d) Without limiting the generality of the foregoing, the Trustee at the direction of the Majority Noteholders shall be authorized and empowered by the Issuer to execute and deliver, on behalf of itself, the Noteholders, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Receivables as provided hereunder. To the extent not prohibited by applicable law, the Trustee is hereby authorized to commence at the direction of the Majority Noteholders, in its own name or in the name of the Issuer, legal proceedings to enforce any Receivable against the related REMIC Trustee or the REMIC Servicer, as the case may be, or to commence or participate in a legal proceeding (including without limitation a bankruptcy proceeding) relating to or involving a Receivable or the REMIC Servicer. If the Trustee is directed to commence or participate in such a legal proceeding in its own name, the Issuer shall thereupon be deemed to have automatically assigned, solely for the purpose of collection on behalf of the party retaining an interest in such Receivable, such Receivable and the other property Granted as part of the Trust Estate pursuant to Section 2.01 with respect to such Receivable to the Trustee for purposes of commencing or participating in any such proceeding as a party or claimant, and the Trustee is authorized and empowered by the Issuer to execute and deliver in the Trustee's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding (to the fullest extent permitted by applicable law). If in any such enforcement suit or legal proceeding it shall be held that the Trustee may not enforce a Receivable on the grounds that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Issuer on behalf of the Noteholders shall, at the Issuer's expense and at the written direction of the Trustee, take all commercially reasonable steps to enforce such Receivable. To the extent an assignment is prohibited, prior consent by the Issuer is hereby given to the Trustee authorizing the transfer of Receivables to legal counsel (selected by the Trustee) for the purpose of commencing legal proceedings on behalf of the Issuer or the Trustee. It is understood by the Trustee that nothing contained herein will permit or allow the Trustee to control or interfere with the relationship between counsel, the Issuer or the Trustee, but the Trustee is hereby authorized on behalf of the Issuer to receive and convey information and instructions in order to facilitate and coordinate the collection of transferred Receivables. The Trustee shall deposit or cause to be deposited into the Collection Account, all amounts realized in connection with any such action pursuant to Section 4.02. Nothing contained herein shall in any way be deemed a grant of authority to the Trustee to commence any suit or proceeding with respect to any underlying Obligor under any Asset in any REMIC Trust for which a P&I Advance was made.

         SECTION 3.02.     MONTHLY REMIC SERVICER REPORT; PAYMENT DATE REPORT.

         (a) By no later than the third Business Day before each Payment Date, the REMIC Servicer shall deliver to the Issuer, the Initial Noteholders, the Trustee and the Verification Agent a Monthly REMIC Servicer Report (in electronic form) listing (A) the aggregate Receivables Balance of both the Series-Based Receivables and the Asset-Based Receivables for each REMIC Trust as of the close of business on the last Business Day of the Collection Period preceding such Payment Date and listing the balance of all P&I Advances the rights to reimbursement for which are not included in the Receivables (summarized in each case by REMIC Trust), taking into account collections of Net Proceeds received by such REMIC Trusts from Obligors by the close of business on such date, even if not remitted by the Issuer to the Collection Account until the next Business Day as long as such collections have been received in the REMIC Trust's Certificate Account, (B) the aggregate Receivables Balance of both the Series-Based Receivables and the Asset-Based Receivables for each REMIC Trust as of the beginning of the preceding Collection Period (summarized in each case by REMIC Trust), (C) a reconciliation (by REMIC Trust) of the amounts set forth in clauses (A) and (B) above showing, in the aggregate, P&I Advances made and recoveries thereof during the preceding Collection Period and separately identifying Seller Proceeds and Net Proceeds, (D) the aggregate Receivables Balance of the Series-Based Receivables and the Asset-Based Receivables for each day during the Collection Period, (E) a trial balance listing all Assets included in the Asset-Based REMIC Trusts and listing all P&I Advances outstanding with respect to such Assets as of the end of the related Collection Period and identifying each Asset-Based Receivables by the related loan numbers and dates of each such P&I Advance, and (F) setting forth such additional information as may be reasonably requested by the Trustee, the Verification Agent, the Rating Agency or the Majority Noteholders from time to time.

         (b) In addition, no later than the third Business Day before each Payment Date, the REMIC Servicer shall deliver to the Issuer, the Trustee, the Verification Agent, the Payment Agent and the Initial Noteholders a report (the "Payment Date Report") reporting (i) the amount of Available Funds that will be transferred into the Note Payment Account on such Payment

Date, the amount on deposit in the Reserve Account, and, if applicable, the amount the Trustee is to withdraw from the Reserve Account and deposit into the Note Payment Account on such Payment Date, and (ii) the amount of each payment required to be made by the Trustee or the Paying Agent pursuant to Section 4.04(b) on such Payment Date. Without limiting the generality of the foregoing, the Payment Date Report shall specify the Trustee Fee, the Interest Distributable Amount for the Notes, any Interest Carryover Shortfall, the Required Reserve Amount, the Reserve Fund Reimbursement Amount, the aggregate Principal Distributable Amount (for Payment Dates occurring after the end of the Funding Period), and the unpaid Note Balance (before and after giving effect to any Principal Distributable Amount). The Payment Date Report shall also report on Collection Account activity during the preceding Collection Period, by reporting (1) the amount on deposit in the Collection Account at the beginning of such Collection Period, (2) the amount of all Net Proceeds deposited into the Collection Account during the Collection Period, (3) the aggregate amount of Release Payments deposited into the Collection Account during the Collection Period, (4) the aggregate amount of deposits into the Collection Account from the Note Payment Account in respect of the Payment Date occurring during the Collection Period, (5) the daily total of all payments made in respect of the Transferor Interest and all Funding Amounts paid in respect of Additional Receivables on each date during the related Collection Period on which any such payment was made, and (6) the amount transferred from the Collection Account to the Note Payment Account in respect of the Payment Date that occurred during such preceding Collection Period. The Payment Date Report shall also state any other information necessary for the Paying Agent and the Trustee to make the payments required by Section 4.04 on such Payment Date and all information necessary for the Trustee to send statements to Noteholders pursuant to Section 4.07(a). Each Payment Date Report shall also
(A) commencing with the Payment Date Report for the seventh Payment Date, report the Asset-Based Net Proceeds Coverage Percentage and the Series-Based Net Proceeds Coverage Percentage as of the end of the preceding Collection Period, (B) state the aggregate Collateral Balance as of the end of the preceding Collection Period and demonstrate that the Collateral Requirement was met at such time, and (C) list each Funding Termination Event and present a yes or no answer beside each indicating whether each possible Funding Termination Event has occurred as of the end of the preceding Collection Period.

         (c) Notwithstanding anything contained herein to the contrary, none of the Verification Agent (except as described in Section 3.04(a)), the Trustee nor the Paying Agent shall have any obligation to verify or recalculate any information provided to them by the REMIC Servicer.

         SECTION 3.03.     ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF
DEFAULT.

         (a) OAC shall deliver to each Noteholder, the Rating Agency and the Trustee, on or before March 31 of each calendar year, beginning in March 31, 2002, an Officer's Certificate executed by the chief financial officer of OAC, stating that (i) a review of the activities of the Issuer and OAC during the preceding 12-month period ended September 30 (or, in the case of the first such statement, from the Closing Date through September 30, 2001) and of its performance under this Indenture and the Receivables Contribution Agreement has been made under the supervision of the officer executing the Officer's Certificate, and (ii) each of the Issuer and OAC has fulfilled all its obligations under this Indenture and the Receivables Contribution

Agreement in all material respects throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default and the nature and status thereof.

         (b) The Verification Agent shall deliver to the Noteholders, the Trustee and the Issuer promptly after a Responsible Officer has obtained actual knowledge thereof, but in no event later than three Business Days thereafter, written notice specifying the nature and status of any Event of Default, or other occurrence which would have a material adverse effect on the rights or interests of the Noteholders.

         (c) OAC shall, on or before the last Business Day of the fifth month following the end of OAC's fiscal year (September 30) beginning in 2001, deliver to the Trustee and the Interested Noteholders a copy of the results of any Uniform Single Attestation Program for Mortgage Bankers or similar review conducted on OAC by its accountants and such other reports as OAC may prepare relating to its servicing functions as the REMIC Servicer.

         SECTION 3.04.     VERIFICATION AGENT DUTIES; PERIODIC ACCOUNTANTS'
REPORT.

         (a) The Verification Agent shall perform the procedures set forth below with respect to each Monthly REMIC Servicer Report and shall report to the Trustee (with a copy to each Noteholder and the REMIC Servicer) exceptions, if any, on or before the related Payment Date. If the Verification Agent reports any exceptions, the Verification Agent shall provide the Trustee (with a copy to each Noteholder and the REMIC Servicer) with written notice describing such exceptions, and the REMIC Servicer and the Verification Agent shall attempt to reconcile such exceptions prior to the third Business Day following the related Payment Date. If the Verification Agent and the REMIC Servicer are unable to reconcile exceptions with respect to a Monthly REMIC Servicer Report, then the Majority Noteholders, in their sole discretion, may, through their designated representatives, including without limitation any independent certified public accountants they select, examine the REMIC Servicer's books and records and conduct other procedures as described in
Section 3.05, at OAC's expense, to reconcile such exceptions or or correct errors associated with them. The Monthly REMIC Servicer report shall be amended and redistributed to reflect the effect, if any, of such reconciliation or corrections, as soon as reasonably practicable.

                  (i) Confirm that the aggregate Receivables Balance as of the beginning of the Collection Period agrees with the aggregate Receivables Balance as of the end of the second preceding Collection Period appearing in the Monthly REMIC Servicer Report for the preceding month.

                  (ii) Confirm that the amounts shown in the Monthly REMIC Servicer Report as "P&I Advances" agree with the corresponding amounts set forth in the REMIC Trust Remittance Reports for each REMIC Trust for the same Collection Period.

                  (iii) Confirm that the aggregate Receivables Balance as of the end of the Collection Period for each Asset-Based REMIC Trust agrees with the total of the itemized Receivables Balances appearing in the listing of all outstanding Assets for such REMIC Trust in the Monthly REMIC Servicer Report.

                  (iv) Verify the REMIC Servicer's calculations of the Asset-Based Net Proceeds Coverage Percentage and the Series-Based Net Proceeds Coverage Percentage set forth in the Monthly REMIC Servicer Report.

                  (v) Determine that the Monthly REMIC Servicer Report is mathematically accurate.

         (b) The Verification Agent shall perform the procedures set forth below with respect to each Funding Date Report and Transferor Interest Payment Report prior to making any funding on such date:

                  (i) Confirm that the aggregate Receivables Balance reported in such report for each Asset-Based REMIC Trust agrees with the total of the itemized Receivables Balances appearing in the listing of all outstanding Assets for such REMIC Trust.

                  (ii) Confirm that such report indicates that the Collateral Requirement will be satisfied (based solely upon the information contained in such report).

                  (iii) Determine that the amount reported to be on deposit in the Collection Account, after payment of the related Funding Amount, in such Funding Date Report at least equals the appropriate Required Expense Reserve.

                  (iv) Determine that such report is mathematically accurate.

         (c) The Verification Agent shall perform the procedures set forth below with respect to each Payment Date Report and report to the Trustee (with a copy to each Noteholder and the REMIC Servicer) exceptions, if any, on or before the related Payment Date. If the Verification Agent reports any exceptions, the Verification Agent shall provide the Trustee (with a copy to each Noteholder and the REMIC Servicer) with written notice describing such exceptions and the REMIC Servicer and the Verification Agent shall reconcile such exceptions prior to the third Business Day following the related Payment Date. If the Verification Agent and the REMIC Servicer are unable to reconcile exceptions with respect to a Payment Date Report, then the Majority Noteholders, in their sole discretion, may, through their designated representatives, including without limitation any independent certified public accountants they select, examine the REMIC Servicer's books and records and conduct other procedures as described in Section 3.05, at OAC's expense, to reconcile such exceptions or correct errors associated with them. The effect, if any, of such reconciliation shall be reflected in the succeeding Payment Date Report.

                  (i) Confirm that the deposits to and withdrawals from the Collection Account reflected in the Payment Date Report during the preceding Collection Period (e.g., amounts of Net Proceeds and Release Payments deposited into the Collection Account during such Collection Period, and amounts deposited into the Collection Account from the Note Payment Account during such Collection Period, and amounts of Funding Amounts and payments in respect of the Transferor Interest withdrawn from the Collection Account during the Collection Period) agree with the corresponding amounts reflected in the bank statement(s) for the Collection Account, and that the aggregate Funding Amounts and Transferor Interest Payments reported in the Payment Date Report equal the sum of all amounts reported for Funding Amounts and Transferor Interest Payments reported in all Funding Date Reports and Transferor Interest Payment Reports delivered during the preceding Collection Period.

                  (ii) Confirm that the Available Funds remitted by the Trustee to the Note Payment Account for the Payment Date and each amount required to be remitted on such Payment Date pursuant to Section 4.04(b) agree with the corresponding amounts reported in the Payment Date Report.

                  (iii) Determine that the Payment Date Report is mathematically accurate.

         (d) OAC, at its own expense, shall cause PricewaterhouseCoopers, LLP or another firm of nationally recognized independent public accountants (who may also render other services to OAC or to the Issuer) to deliver to the Trustee (with a copy to each Noteholder) a report of agreed upon procedures containing the procedures described below. The first reporting period is from the Closing Date through September 30, 2002, and each subsequent reporting period is each 12-month period ending September 30 thereafter. Each such annual report must be delivered on or before the last Business Day of the third month following the end of each reporting period, beginning with the annual reporting period ending September 30, 2002. Such report shall also indicate that the firm is independent from the Issuer and OAC within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  (i) Select at random two months from the reporting period.

                  (ii) Select at random 12 REMIC Trusts (at least six of which shall be Asset-Based REMIC Trusts, if six such REMIC Trusts are included in the Trust Estate, for each of the two months selected in (i).

                  (iii) Obtain the REMIC Servicer's records supporting the amounts shown in the reconciliation described in
                           Section 3.02(a)(C) for the 24 test items selected in
                           (ii) above.

                  (iv) Select one Business Day's activity for each of the 24 test items. Trace the P&I Advances and P&I Advance Recoveries for each of the 24 test items to postings in the bank statement for the Certificate Account for the related REMIC Trust.

                  (v) Aggregate the P&I Advances and P&I Advance Recoveries for the 24 test items selected in (ii) above for each Business Day in the related Collection Period and compare the results to the corresponding amounts shown in the related Monthly REMIC Servicer Report.

                  (vi) Select at random two Monthly REMIC Servicer Reports from the reporting period and the related loan level listings of Asset-Based Receivables and select at random six Asset-Based REMIC Trusts for each of the two Collection Periods related to such reports. From each of the twelve (12) loan level listings, select at random four (4) loans and, using the obligor payment data reflected in the REMIC Servicer's detailed servicing records, recompute the P&I Advance with respect to such loans as of the end of the related Collection Period and compare the recomputed amounts to the corresponding amounts shown in the loan level listings.

                  (vii) Select at random two Monthly REMIC Servicer Reports from the reporting period and compare the total Receivables appearing thereon to the corresponding amount appearing in the REMIC Servicer's general ledger. If the two amounts do not agree, obtain a reconciliation of the two amounts, note the number and magnitude of unreconciled amounts, if any.

All fees in connection with the agreed upon procedures letter will be paid directly by OAC.

         SECTION 3.05.     ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION.

         The Custodians shall provide the Interested Noteholders with access to the documentation relating to the Receivables as provided in Section 2.05(b). In each case, access to documentation relating to the Receivables shall be afforded without charge but only upon reasonable request and during normal business hours at the offices of the Custodians. Nothing in this Section shall impair the obligation of the Custodians to observe any applicable law prohibiting disclosure of information regarding the Trust Estate and the failure of the Custodians to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         Notwithstanding anything to the contrary contained in this Section 3.05, Section 2.05, Section 7.07 or in any other Section hereof, OAC, on reasonable prior notice, shall permit any representative of the Trustee or any Interested Noteholder, including, without limitation, independent certified public accountants selected by the Trustee or the Interested Noteholder, as the case may be, during OAC's normal business hours, to examine all the books of account, records, reports and other papers of OAC relating to the Assets and the Receivables, to make copies and extracts therefrom, and to discuss OAC's affairs, finances and accounts relating to the Assets and the Receivables with OAC's officers, employees and independent public accountants (and by this provision OAC hereby authorizes OAC's accountants to discuss with such representatives such affairs, finances and accounts), all at such times and as often as reasonably may be requested. Unless an Event of Default or a Funding Termination Event that has not been waived by the Majority Noteholders shall have occurred, or there is an Interest Carryover Shortfall or the Notes have been downgraded below the ratings assigned on the Closing Date, any out-of-pocket costs and expenses incident to the exercise by the Trustee or any Interested Noteholder of any right under this Section 3.05 shall be borne by the Interested Noteholder(s). The parties hereto acknowledge that the Trustee shall not exercise any right pursuant to this Section 3.05 prior to any event set forth in the preceding sentence unless directed to do so by any Interested Noteholder, and the Trustee shall have no liability for action in accordance with this sentence. In the event that such right is exercised (i) following the occurrence of a Funding Termination Event that has not been waived by the Majority Noteholders, (ii) following the occurrence of an Event of Default that has not been waived by the Majority Noteholders, (iii) while there is an Interest Carryover Shortfall or (iv) while the Notes have been downgraded below the ratings assigned on the Closing Date, such out-of-pocket costs and expenses shall be borne by OAC, or if OAC does not pay such expenses within 60 days, then by the Trust Estate. Prior to any such payment, OAC shall be provided with commercially reasonable documentation of such costs and expenses. Notwithstanding anything contained in this Section 3.05 or Section 7.07(r) to the contrary, in no event shall the books of account, records, reports and other papers of OAC or the Issuer relating to the Assets and the Receivables be examined by independent certified public accountants at the direction of the Trustee or any Interested Noteholder pursuant to the exercise of any right under this Section 3.05 or Section 7.07(r) more than two times during any 12-month period, unless (i) a Funding Termination Event that has not been waived by the Majority Noteholders has occurred during such 12-month period,
(ii) an Event of Default has occurred that has not been waived by the Majority Noteholders during such 12-month period, (iii) there is an Interest Carryover Shortfall or (iv) the Notes have been downgraded below the ratings assigned on the Closing Date, in which case more than two examinations may be conducted during a 12-month period, but such extra audits shall be at the sole expense of the Interested Noteholder(s) requesting such audit(s).

         SECTION 3.06.     REPORTS TO NOTEHOLDERS AND THE RATING AGENCY.

         The Trustee shall provide to each Noteholder and the Rating Agency (i) the Officer's Certificate comprising an annual statement as to compliance described in Section 3.03(a), (ii) written notice with respect to Events of Default, as required by Section 3.03(b) and (iii) the Trustee's Certificate delivered pursuant to Section 10.02 or 10.03.

         SECTION 3.07.     TAX TREATMENT.

         Notwithstanding anything to the contrary set forth herein, the Issuer has entered into this Indenture with the intention that for federal, state and local income and franchise tax purposes (i) the Notes will qualify as indebtedness secured by the Receivables and (ii) the Trust Estate shall not be treated as an association or publicly traded partnership taxable as a corporation. The Issuer, by entering into this Indenture, each Noteholder, by its acceptance of a Note and each purchaser of a beneficial interest therein, by accepting such beneficial interest, agree to treat such Notes as debt for federal, state and local income and franchise tax purposes. The Trustee shall treat the Trust Estate as a security device only, and shall not file tax returns or obtain an employer identification number on behalf of the Trust Estate. The provisions of this Indenture shall be construed in furtherance of the foregoing intended tax treatment.

         Notwithstanding the foregoing, if the Trust Estate is required to be recognized as a partnership for federal or state income tax purposes, including by reason of a determination by the Internal Revenue Service or any other taxing authority that the Notes should not be properly characterized as debt and therefore that the Trust Estate constitutes a partnership for income tax purposes, the Issuer and the Noteholders agree that payments made to the Noteholders pursuant to Section 4.04(b)(i) shall be treated as "guaranteed payments" (within the meaning of Section

707(c) of the Code) and all remaining taxable income or loss and any separably allocable items thereof shall be allocated to the Issuer.

                                  ARTICLE IV

               THE ACCOUNTS; PAYMENTS; STATEMENTS TO NOTEHOLDERS

         SECTION 4.01.     ACCOUNTS.

         The Trustee shall establish and maintain, or cause to be established and maintained, the Collection Account, the Reserve Account and the Note Payment Account, each of which shall be an Eligible Account, for the benefit of the Noteholders. All amounts held in the Collection Account, the Reserve Account or the Note Payment Account shall, to the extent permitted by this Indenture and applicable laws, rules and regulations, be invested in Permitted Investments by the depository institution or trust company then maintaining such Account only upon written direction of the Issuer to the Trustee, provided, however, in the event the Issuer fails to provide such written direction to the Trustee, and until the Issuer provides such written direction, the Trustee shall invest in such Permitted Investments satisfying the requirements of clause (i) or (vi) of the definition thereof. Investments held in Permitted Investments in the Accounts shall not be sold or disposed of prior to their maturity. Earnings on investment of funds in the Accounts shall be remitted by the Trustee upon the Issuer's request to the account or other location of the Issuer's designation on the first Business Day of the month following the month in which such earnings on investment of funds is received. Such earnings shall not be available to the Trust Estate, shall not constitute Available Funds and shall not be available for the funding of purchases of Additional Receivables or distributions to be made pursuant to Section 4.04. Any losses and investment expenses relating to any investment of funds in any of the Accounts shall be for the account of the Issuer, which shall deposit or cause to be deposited the amount of such loss (to the extent not offset by income from other investments of funds in the related Account) in the related Account promptly upon the realization of such loss. The taxpayer identification number associated with each of the Accounts shall be that of the Issuer and the Issuer will report for federal, state and local income tax purposes the income, if any, earned on funds in the relevant Account. The Issuer hereby acknowledges that all amounts on deposit in each Account (excluding investment earnings on deposit in the Accounts) are held in trust by the Trustee for the benefit of the Noteholders, subject to any express rights of the Issuer set forth herein, and shall remain at all times during the term of this Indenture under the sole dominion and control of the Trustee.

         So long as the Trustee complies with the provisions of this Section 4.01, the Trustee shall not be liable for the selection of investments or for investment losses incurred thereon by reason of investment performance, liquidation prior to stated maturity or otherwise. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure to be provided with timely written investment direction.

         SECTION 4.02.     COLLECTIONS.

         (a) The Trustee shall deposit to the Collection Account all Net Proceeds it receives from the Issuer daily, on the day on which such amounts are received. The Issuer may arrange for daily automated clearing house ("ACH") debit pursuant to which all Net Proceeds are automatically transferred to the Collection Account or to the "Funding Account" (the "Funding Account") maintained by The Chase Manhattan Bank, as agent for the REMIC Servicer, pursuant to that certain P&I Advance Disbursement and Purchase Administration Agreement, of even date herewith, among OAC, the Issuer, the Trustee and The Chase Manhattan Bank, as OAC's agent, from the Certificate Accounts maintained pursuant to the REMIC Pooling Agreements. In the event Net Proceeds are transferred to the Funding Account, the REMIC Servicer hereby authorizes and directs the Trustee to withdraw such Net Proceeds from the Funding Account and deposit them into the Collection Account.

         (b) On each Payment Date, the Trustee shall transfer from the Collection Account to the Note Payment Account all Available Funds on deposit in the Collection Account. Other than as specifically contemplated pursuant to
Section 4.03, the REMIC Servicer, the Issuer, the Verification Agent or the Trustee shall not remit to the Note Payment Account, and each shall take all reasonable actions to prevent other Persons from remitting to the Note Payment Account, amounts which do not constitute payments, collections or recoveries received, made or realized in respect of the Receivables or the initial cash deposited by the Noteholders with the Trustee on the Closing Date, and the Trustee will return to the Issuer or the REMIC Servicer any such amounts upon receiving written evidence reasonably satisfactory to the Trustee that such amounts are not a part of the Trust Estate.

         (c) On each Business Day on which the Trustee receives a remittance of Net Proceeds from the Issuer or withdraws Net Proceeds from the Funding Account, the Trustee shall deposit such amounts received into the Collection Account. On any Business Day during the Funding Period on which the Issuer wishes to receive a payment in respect of the Transferor Interest, the Issuer shall deliver, or cause to be delivered, to the Trustee and the Initial Noteholders a report demonstrating the Issuer's right to receive such payment (a "Transferor Interest Payment Report"), demonstrating that the Collateral Requirement is satisfied on such date, and stating the amount of the Transferor Interest as of such date, the amount of funds on deposit in the Collection Account on such date, the amount of the Required Expense Reserve for the next upcoming Payment Date, and the amount to be paid to the Issuer pursuant to this
Section 4.02(c). The Trustee shall be entitled to rely conclusively on any such Transferor Interest Payment Report. The Transferor Interest Payment Report on any Funding Date may be part of the related Funding Date Report, and no report separate from the Funding Date Report shall be required for a Transferor Interest payment that is to be made on a Funding Date. If the Collateral Requirement is satisfied, then the Trustee shall withdraw from the Collection Account, and shall remit to the Issuer, cash in an amount equal to the lesser of (1) the amount of the Transferor Interest and (2) the amount by which (x) funds on deposit in the Collection Account exceed (y) the amount of the Required Expense Reserve for the next upcoming Payment Date. For purposes of this Section 4.02(c), to the extent the Trustee receives Net Proceeds from the Issuer later than 2:00 PM Eastern time on a Business Day, such funds shall be deemed to have been received on the following Business Day. Notwithstanding the foregoing, no payment in respect of the Transferor Interest shall be made during the period from the end of a Collection Period through the Payment Date occurring in the following month.

         SECTION 4.03.     ADDITIONAL DEPOSITS.

         The Issuer shall remit any Redemption Amount to the Trustee and the Trustee shall remit such Redemption Amount pursuant to Section 11.02.

         SECTION 4.04.     ALLOCATIONS AND PAYMENTS.

         (a) As required by Section 3.02(b), the REMIC Servicer shall deliver a Payment Date Report to the Issuer, the Trustee, the Verification Agent, the Payment Agent and the Noteholders by no later than the second Business Day before each Payment Date.

         (b) On each Payment Date, the Paying Agent shall make the following payments from Available Funds on deposit in the Note Payment Account and amounts on deposit in the Reserve Account in the following order of priority and in the amounts set forth in the Payment Date Report for such Payment Date; provided however, such payments shall be made only to the extent of funds then on deposit in the applicable Account:

                  (i) to the Noteholders, pro rata, based on their respective Note Balances (A) from Available Funds on deposit in the Note Payment Account, an amount equal to the sum of the Interest Distributable Amount for the Notes for such Payment Date, plus any outstanding amount of Interest Carryover Shortfall, if any, for prior Payment Dates provided that (B) if Available Funds are insufficient to pay the amount described in clause (A) above, the Trustee shall withdraw from the Reserve Account an amount equal to the lesser of the amount then on deposit in the Reserve Account and the amount of such interest shortfall and shall disburse such amount to the Noteholders in reduction of such shortfall;

                  (ii) to the Trustee (A) from Available Funds on deposit in the Note Payment Account, an amount equal to the sum of the Trustee Fee for such Payment Date, plus all accrued and unpaid Trustee Fees, if any, for prior Payment Dates provided that (B) if Available Funds are insufficient to pay the amount described in clause (A) above, the Trustee will withdraw from the Reserve Account an amount equal to the lesser of the amount then on deposit in the Reserve Account and the amount of such shortfall for disbursement to the Trustee in reduction of such shortfall;

                  (iii) to the Reserve Account, from Available Funds on deposit in the Note Payment Account, an amount equal to the lesser of remaining Available Funds and the Reserve Fund Reimbursement Amount for such Payment Date, if applicable;

                  (iv) after the Funding Period, to the Noteholders, pro-rata, based on their respective Note Balances
                           (A) any remaining Available Funds and any other amounts available on deposit in the Note Payment Account, in reduction of the Note Balance of the Notes, until such Note Balance is reduced to zero,
                           (B) if on the Final Payment Date there is an outstanding Note Balance (after payment of the amounts described in clause (A) above), the Trustee shall withdraw from the Reserve Account an amount equal to the lesser of the amount then on deposit in the Reserve Account and the amount of the outstanding Note Balance and remit such lesser amount to the Noteholders in reduction of the outstanding Note Balance;

                  (v) (A) pro rata (1) to the Trustee, any of the Trustee's reasonable, out of pocket expenses and indemnities to which the Trustee is entitled to payment (to the extent expressly set forth in this Indenture), and for which the Trustee shall have delivered a written invoice to the Issuer and the REMIC Servicer no later than three Business Days prior to such Payment Date, which expenses shall not exceed $250,000 in the aggregate during the term of this Indenture; provided that, if the Scheduled Termination Date is extended past August 2003, an additional $100,000 shall be available annually under this clause, beyond the initial $250,000 available in the aggregate for the term of the Indenture, for each 12-month period for which the Scheduled termination Date shall have been extended, and that such additional annual amount available shall be pro-rated for any partial year extension, it being understood that any such $100,000 additional amount or portion thereof shall be available for the year to which it relates, and shall not be available after the expiration of the extension period in respect of which it arose, and
                           (2) to the Securities Intermediary for any indemnification amounts owed by the Trust Estate to the Securities Intermediary pursuant to Section 4.08(c); and

                  (vi) (A) during the Funding Period, any remaining amounts to the Collection Account, and (B) after the Funding Period has ended, any remaining amounts to the Issuer and in such case, such amounts paid shall be released from the lien of this Indenture.

         If the Trust Estate is required to be recognized as a partnership for federal or state income tax purposes, including by reason of a determination by the Internal Revenue Service or any other taxing authority that the Notes should not be properly characterized as debt and that the Trust Estate therefore constitutes a partnership for income tax purposes, amounts withheld by the Trustee in compliance with federal and state income tax laws, including without limitation, amounts withheld with respect to foreign persons in accordance with the Code (and the corresponding provisions of state and local law), shall be treated for all purposes of this Indenture as amounts actually paid to the relevant Noteholder. Additionally, all other amounts withheld in accordance with the terms of the Code (and the corresponding provisions of state and local law) shall be treated for all purposes of this Indenture as amounts actually paid to the relevant Noteholder.

         (c) On each Payment Date, the Trustee shall instruct the Paying Agent to distribute to each Noteholder of record on the related Record Date by wire transfer of immediately available funds, the amount to be paid to such Noteholder in respect of the related Note on such Payment Date or, if a wire transfer cannot be effected, by check delivered to each Noteholder of record on the related Record Date at the address listed on the records of the Note Registrar.

         (d) The provisions of this Section 4.04 (including Section 4.04(b)) are subject to Section 6.10 hereof.

         SECTION 4.05.     RESERVE ACCOUNT.

         (a) Pursuant to Section 4.01, the Trustee shall establish and maintain the Reserve Account, which shall be an Eligible Account, for the benefit of the Noteholders. On or prior to the Closing Date, the Issuer shall deposit an amount equal to the Required Reserve Amount into the Reserve Account. Thereafter, on each Payment Date, the Trustee shall withdraw amounts from the Note Payment Account and deposit them into the Reserve Account pursuant to, and to the extent required by, Section 4.04(b)(iii).

         (b) Consistent with the limited purposes for which the Reserve Account is to be established, (x) on each Payment Date, an amount equal to the aggregate of amounts described in Sections 4.04(b)(i)(B), 4.04(b)(ii)(B) and 4.04(b)(iv)(B) if any, shall be withdrawn from the Reserve Account by the Trustee and remitted for payment as described in those Sections, and (y) upon payment of all sums payable hereunder with respect to the Notes, any amounts then on deposit in the Reserve Account shall be remitted by the Trustee to the Issuer and shall be released from the lien of the Trust Estate.

         (c) Amounts held in the Reserve Account shall be invested in Permitted Investments at the direction of the Issuer as provided in Section 4.01.

         (d) The Trustee shall pay, prior to the Stepdown Date, to the Issuer on each Payment Date, and on or after the Stepdown Date to the Note Payment Account, the amount by which the amount in the Reserve Account exceeds the Required Reserve Amount, after giving effect to all distributions required to be made from the Reserve Account and the Note Payment Account on such date and to the extent such funds are paid to the Issuer, all such amounts shall thereupon be released from the lien of the Trust Estate.

         SECTION 4.06.     NOTE PAYMENT ACCOUNT.

         (a) Pursuant to Section 4.01, the Trustee shall establish and maintain the Note Payment Account, which shall be an Eligible Account, for the benefit of the Noteholders. The Note Payment Account shall be funded to the extent that (1) the Issuer shall remit to the Trustee the Redemption Amount pursuant to Section 11.02, (2) the Trustee shall remit any Available Funds from the Collection Account pursuant to Section 4.02(b) and (3) the Trustee shall transfer amounts from the Reserve Account pursuant to, and to the extent required by Section 4.05.

         (b) On each Payment Date, an amount equal to the aggregate of amounts described in Section 4.04(b) shall be withdrawn from the Note Payment Account by the Trustee and remitted to the Noteholders and other persons or Accounts described therein for payment as described in that Section, and upon payments of all sums payable hereunder with respect to the Notes, any remaining amounts then on deposit in the Note Payment Account shall be released from the lien of the Trust Estate and paid to the Issuer.

         (c) Amounts held in the Note Payment Account shall be invested in Permitted Investments at the direction of the Issuer as provided in Section 4.01.

         SECTION 4.07.     STATEMENTS TO NOTEHOLDERS.

         (a) On each Payment Date, the Trustee will make the Monthly REMIC Servicer Report and the Payment Date Report described in Section 3.02 (and, at its option, any additional files containing the same information in an alternative format) available to the Noteholders of record, the Issuer and any other party designated by the Issuer, via the Trustee's internet website. Access to the Payment Date Report via the Trustee's internet website will be restricted by use of log-on identification and a password provided by the Trustee. The Trustee shall only provide such password to the Rating Agency, the Issuer and Noteholders of record. The Trustee's internet website shall initially be located at "www.jpmorganchase.com". Assistance in using the website can be obtained by calling the Trustee's customer service desk at (212) 946-7565. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way the Payment Date Reports are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

         (b) Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, the Trustee shall provide to each Person who at any time during such calendar year shall have been a Noteholder the information that is necessary under the Code for the preparation of the income tax returns of such Noteholder. In addition, upon request, the Trustee shall mail a statement containing such information to such Persons.

         SECTION 4.08.     SECURITIES ACCOUNTS.

         (a) Securities Intermediary. The Issuer and the Trustee hereby appoint The Chase Manhattan Bank as Securities Intermediary with respect to the Collection Account, the Note Payment Account and the Reserve Account (individually, an "Account," and collectively, the "Accounts"). The Security Entitlements and all Financial Assets credited to the Accounts, including without limitation all amounts, securities, investments, Financial Assets, investment property and other property from time to time deposited in or credited to such account and all proceeds thereof, held from time to time in the Accounts will continue to be held by the Securities Intermediary for the Trustee for the benefit of the Noteholders. Upon the termination of this Indenture, the Trustee shall inform the Securities Intermediary of such termination. By acceptance of their Notes or interests therein, the Noteholders and all beneficial owners of Notes shall be deemed to have appointed The Chase Manhattan Bank as Securities Intermediary. The Chase Manhattan Bank hereby accepts such appointment as Securities Intermediary.

                  (i) With respect to any portion of the Trust Estate that is credited to the Accounts, the Securities Intermediary agrees that:

                           (A) with respect to any portion of the Trust Estate that is held in deposit accounts, each such deposit account shall be subject to the security interest granted pursuant to this Indenture, and the Securities Intermediary shall comply with instructions originated by the Trustee directing dispositions of funds in the deposit accounts without further consent of the Issuer and otherwise shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

                           (B) the sole assets permitted in the Accounts shall be those that the Securities Intermediary agrees to treat as Financial Assets;

                           (C) any portion of the Trust Estate that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other eligible institution maintaining any Account in accordance with the Securities Intermediary's customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Trustee with respect thereto over which the Securities Intermediary or such other institution has Control; and

                           (D) it will use reasonable efforts to promptly notify the Trustee and the Depositor if any other Person claims that it has a property interest in a Financial Asset in any Account and that it is a violation of that Person's rights for anyone else to hold, transfer or deal with such Financial Asset.

                  (ii) The Securities Intermediary hereby confirms that (A) each Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Indenture , treat the Trustee as entitled to exercise the rights that comprise any Financial Asset credited to any Account, (B) any portion of the Trust Estate in respect of any Account will be promptly credited by the Securities Intermediary to such account, and (C) all securities or other property underlying any Financial Assets credited to any Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary, and in no case will any Financial Asset credited to any Account be registered in the name of the Issuer, the REMIC Servicer or the Seller, payable to the order of the Issuer, the REMIC Servicer or the Seller or specially endorsed to any of such Persons.

                  (iii) If at any time the Securities Intermediary shall receive an Entitlement Order from the Trustee directing transfer or redemption of any Financial Asset relating to any Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Issuer, the REMIC Servicer, the Seller or any other Person. If at any time the Trustee notifies the Securities

                           Intermediary in writing that this Indenture has been discharged in accordance herewith, then thereafter if the Securities Intermediary shall receive any order from the Issuer directing transfer or redemption of any Financial Asset relating to any Account, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Trustee or any other Person.

                  (iv) In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Account or any Financial Asset or Security Entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Trustee. The Financial Assets and Security Entitlements credited to the Accounts will not be subject to deduction, set-off, banker's lien, or any other right in favor of any Person other than the Trustee in the case of the Accounts.

                  (v) There are no other agreements entered into between the Securities Intermediary in such capacity, and the Securities Intermediary agrees that it will not enter into any agreement with, the Issuer, the REMIC Servicer, the Seller or any other Person with respect to any Account. In the event of any conflict between this Agreement (or any provision of this Agreement) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

                  (vi) The rights and powers granted herein to the Trustee have been granted in order to perfect its interest in the Accounts and the Security Entitlements to the Financial Assets credited thereto, and are powers coupled with an interest and will neither be affected by the bankruptcy of the Issuer, the REMIC Servicer or the Seller nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the interest of the Trustee in the Accounts and in such Security Entitlements, has been terminated pursuant to the terms of this Indenture and the Trustee has notified the Securities Intermediary of such termination in writing.

         (b)      Definitions; Choice of Law. Capitalized terms used in this
Section 4.08 and not defined herein shall have the meanings assigned to such terms in the New York UCC. For purposes of Section 8-110(e) of the New York UCC, the "securities intermediary's jurisdiction" shall be the State of New York.

         (c) Limitation on Liability; Indemnification. None of the Securities Intermediary or any director, officer, employee or agent of the Securities Intermediary shall be under any liability to the Trustee or the Noteholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Securities Intermediary against any liability to the Trustee or the Noteholders which would otherwise be imposed by reason of the Securities Intermediary's willful misconduct, bad faith or negligence in the performance of its obligations or duties hereunder. The Securities Intermediary and any director, officer, employee or agent of the Securities Intermediary may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Securities Intermediary shall be under no duty to inquire into or investigate the validity, accuracy or content of such document. Pursuant to Section 4.04(b)(5) hereof, the Trust Estate shall indemnify the Securities Intermediary for and hold it harmless against any loss, liability or expense arising out of or in connection with this Indenture and carrying out it duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Securities Intermediary has been guilty of bad faith, negligence or willful misconduct. The foregoing indemnification shall survive any termination of this Indenture or the resignation or removal of the REMIC Servicer.

         SECTION 4.09.     NOTICE OF ADVERSE CLAIMS.

         Except for the claims and interests of the Noteholders in the Accounts, Chase does not know of any claim to, or interest in, the Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Account or in any financial asset carried therein, Chase will promptly notify the Interested Noteholders, the Trustee and the Issuer thereof.

                                   ARTICLE V

                                   [RESERVED]

                                  ARTICLE VI

                                   THE NOTES

         SECTION 6.01.     THE NOTES.

         (a) The Notes shall be non-recourse obligations of the Issuer and the Trust Estate shall be the sole source of payments of principal thereof and interest thereon. Notwithstanding anything else to the contrary contained herein, the Notes shall not be considered a general obligation of the Issuer for any purpose.

         (b) The Notes shall be issued on the Closing Date in the amount of the Initial Fixed Rate Note Balance. On the Closing Date, the Initial Noteholders shall pay to the Trustee cash in the amount of the Initial Fixed Rate Note Balance. The Issuer or OAC shall deliver to the Trustee the Schedule of Initial Receivables. On the Closing Date, the Issuer or OAC shall pay to the Trustee an initial Trustee Fee of $5,000, and the amount of the fees and disbursements of the Trustee's legal counsel invoiced to OAC. The Trustee shall remit to the Issuer, from the cash received from the Initial Noteholders, the Funding Amount for the Initial Receivables, and shall deposit the balance of such cash into the Collection Account, such that the sum of the Collateral Balance and the amount on deposit in the Collection Account shall equal the Initial Fixed Rate Note Balance. The Notes shall accrue interest at the Fixed Rate from and including the Closing Date.

         (c) The Notes shall be substantially in the form attached hereto as Exhibit C and shall be issuable in minimum denominations of $1,000,000 and integral multiples of $1,000 in excess thereof. The Notes shall each be executed by the Issuer and authenticated by the Trustee by the manual or facsimile signature of a Responsible Officer of the Trustee pursuant to a written order of the Issuer requesting the Trustee to authenticate such Notes. Notes bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Issuer or the Trustee shall be valid and binding obligations of the Issuer, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes. The Notes shall be dated the date of their authentication.

         (d) The Notes shall be issued only in a transaction (or transactions) that was not required to be registered under the Securities Act. For purposes of the preceding sentence, the term "Securities Act" shall mean the provisions thereof exclusive of Regulation S (17 CFR 230.901 through 230.904).

         SECTION 6.02. AUTHENTICATION AND DELIVERY OF THE NOTES.

         The Trustee shall cause, the Notes, in authorized denominations equaling in the aggregate the Initial Fixed Rate Note Balance, to be authenticated and delivered upon the written order of the Issuer, simultaneously with the Grant to the Trustee of the Receivables and the delivery to the Trustee of the Schedule of Initial Receivables and the other components of the Trust Estate, and after the receipt by the Trustee from the Initial Noteholders of the cash referred to in Section 6.01(b) above. No Note shall be entitled to any benefit under this Indenture or be valid for any purpose, unless there appears thereon a certificate of authentication substantially in the form set forth in the form of such Note attached hereto as Exhibit C, executed by the Trustee by manual or facsimile signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered under this Indenture.

         SECTION 6.03.     REGISTRATION OF TRANSFER AND EXCHANGE OF NOTES.

         (a) The Note Registrar shall maintain a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of the Notes and issuances, transfers and exchanges thereof as provided in this Indenture. The Trustee is hereby initially appointed Note Registrar for the purpose of registering the Notes and issuances, transfers and exchanges thereof as provided in this Indenture. In the event that, subsequent to the Closing Date, the Trustee notifies the Issuer that it is unable to act as Note Registrar, the Issuer shall appoint another bank or trust company, agreeing to act in accordance with the provisions of this Indenture applicable to it, and otherwise acceptable to the Trustee with notice to the Majority Noteholders, to act as successor Note Registrar under this Indenture.

         (b) Subject to the provisions of this Indenture, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized denominations of a like aggregate principal amount.

         (c) Notes may be exchanged for other Notes of authorized denominations of a like aggregate principal amount, at the option of the related Noteholder upon surrender of the Note to be exchanged at any such office or agency. Whenever any Note is so surrendered for exchange, the Issuer shall execute and the Trustee shall authenticate and deliver the Note that the Noteholder making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Note Registrar duly executed by the Noteholder thereof or his or her attorney duly authorized in writing.

         (d) No service or other charge shall be made for any registration of issuance, transfer or exchange of Notes by the Trustee, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Notes.

         (e) Any Notes surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Trustee.

         (f) Each purchaser of a Note or of a beneficial interest therein shall be deemed to have represented and warranted, by accepting such Note or beneficial interest as follows:

                  (i) it is acquiring the Notes for its own account or for an account with respect to which it exercises sole investment discretion, and that it or such account is (1) a Qualified Institutional Buyer acquiring the Notes for investment purposes and not for distribution or (2) a person involved in the organization or operation of the Issuer or an Affiliate of such person within the meaning of Rule 3a-7 of the Investment Company Act (including, but not limited to, OAC);

                  (ii) it acknowledges that the Notes have not been registered under the Securities Act or any state securities laws and may not be sold except as permitted below;

                  (iii) it understands and agrees that such Notes are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and that such Notes may be resold, pledged or transferred only in accordance with Section 6.03(g) below (a) to a person whom the transferor reasonably believes after due inquiry is, and who has certified that it is, a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (b) to a person involved in the organization or operation of the Issuer or an Affiliate of such person within the meaning of Rule 3a-7 of the Investment Company Act (including, but not limited to, OAC) in a transaction that is registered under the Securities Act and applicable state securities laws or that is exempt from the registration requirements of the Securities Act and such laws;

                  (iv) it understands that the following legend will be placed on the Notes, unless otherwise agreed by the
                           Issuer:

         "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE DIRECTLY OR INDIRECTLY SOLD OR

OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT TO (1) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, IN A TRANSACTION THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PURSUANT TO RULE 144A OR (2) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE ISSUER OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3A-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, IN A TRANSACTION THAT IS REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS NOTE UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE INDENTURE UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE TRUSTEE UPON REQUEST). PROSPECTIVE PURCHASERS ARE HEREBY NOTIFIED THAT THE SELLER OF ANY NOTES MAY BE RELYING ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A UNDER THE SECURITIES
ACT."

                  (v) it (x) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Notes; and (y) it (or any account for which it is purchasing) has the ability to bear the economic risks of its prospective investment for an indefinite period and can afford the complete loss of such investment;

                  (vi) if it is acquiring the Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations, warranties and agreements on behalf of each such account;

                  (vii) it understands that a Note may not be transferred to an Employee Plan, or an entity, account or other pooled investment fund the underlying assets of which include or are deemed to include assets of an Employee Plan unless the prospective transferee provides a certification to the Trustee to the effect that a prohibited transaction class exemption, including but not limited to Department of Labor Prohibited Transaction Exemption ("PTE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts), PTE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts), and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers), will apply to the prospective transferee's acquisition and continued holding of a Note;

                  (viii) in the case of the acquisition of Notes, directly or indirectly, by a partnership, limited liability company, S corporation, grantor trust, or any other "flow through entity" (within the meaning of United States Treasury Regulations Section 1.7704-1(h)(3)) (a "Flow-Through Entity"), the Flow-Through Entity, on behalf of each beneficial owner of interests, directly or indirectly, in such Flow-Through Entity, acknowledges that (A) substantially all of the value of the beneficial owner's interest in the Flow-Through Entity is not attributable to the Flow-Through Entity's interest (direct or indirect) in the Trust Estate and (B) no principal purpose of the use of such Flow-Through Entity to acquire and hold Notes (as opposed to direct acquisition or ownership of Notes by the beneficial owners of the Flow-Through Entity) is to permit the Trust Estate to satisfy the 100-partner limitation of Treasury Regulation Section 1.7704-1(h)(1)(ii) (assuming for purposes of the foregoing that the Trust Estate were classified as a partnership for federal and state income tax purposes and not solely as a security device for such purposes); and

                  (ix) it understands that there are restrictions on the transfer of Notes that are intended to avoid classification of the Trust Estate as a "publicly traded partnership" within the meaning of Section 7704(b) of the Code.

         (g) No sale, pledge or other transfer (a "Transfer") of any Notes shall be made unless that Transfer is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws or is made in a transaction that does not require such registration or qualification. If such a Transfer is made without registration under the Securities Act (other than in connection with the initial issuance thereof by the Issuer), then the Issuer shall refuse to register such Transfer unless the Note Registrar receives (and upon receipt, may conclusively rely upon) either: (i) an affidavit from such Noteholder's prospective transferee substantially in the form attached as Exhibit D hereto certifying among other things, facts which would demonstrate that the Transfer would be exempt pursuant to Rule 144A under the Securities Act (the "Transferee Agreement"); or (ii) in the case that the Transfer is to be made to an Issuer Affiliate in a transaction that is exempt from registration under the Securities Act, an Opinion of Counsel reasonably satisfactory to the Issuer and the Note Registrar to the effect that such Transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Estate or of the Issuer, OAC, the Trustee or the Note Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such Transfer from the Noteholder desiring to effect such Transfer and/or such Noteholder's prospective transferee on which such Opinion of Counsel is based. None of the Issuer, the Trustee or the Note Registrar is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note without registration or qualification. Any Holder of a Note desiring to effect such a Transfer shall, and upon acquisition of such a Note shall be deemed to have agreed to, indemnify the Trustee, the Note Registrar and the Issuer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws. In connection with a Transfer of the Notes, the Issuer shall furnish upon request of a Noteholder to such Holder and any prospective purchaser designated by such Noteholder the information required to be delivered under paragraph (d)(4) of Rule 144A of the Securities Act.

         (h) No Transfer of any Notes shall be made if such Transfer would result in the beneficial ownership of Notes by more than 75 Persons; provided, however, that no Transfer of Notes shall be made if the transferee of Notes is a Flow-Through Entity, unless such Flow-Through Entity is able to make and makes the acknowledgment in paragraph 8 of Exhibit D attached hereto. The Trustee shall be authorized to rely on a signed transferee agreement in the form of Exhibit D attached hereto, in determining whether or not any Transfer is authorized under this Section 6.03(h). Each Noteholder, by its acceptance of a Note, acknowledges and agrees that the foregoing restriction on transfer of the Notes is reasonable given the potentially adverse treatment to the Trust Estate and the Noteholders of classification of the Partnership as a "publicly traded partnership" within the meaning of Section 7704(b) of the Code.

         (i) The Note Registrar shall not register the Transfer of any Note unless the prospective transferee has delivered to the Trustee a certification to the effect that either (i) the source of funds to be used to acquire the Note does not include assets of any employee benefit plan, trust, annuity or account described in Section 3(3) of ERISA or Section 4975(e)(1) of the Code which is subject to Section 406 of ERISA or Section 4975 of the Code (any such plan, trust, annuity or account being referred to herein as an "Employee Plan") or an entity, account or other pooled investment fund the underlying assets of which include or are deemed to include Employee Plan assets by reason of an Employee Plan's investment in the entity, account or other pooled investment fund or (ii) a prohibited transaction class exemption, including but not limited to Department of Labor Prohibited Transaction Exemption ("PTE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts), PTE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts), and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers), will apply to the prospective transferee's acquisition of a Note.

         (j) To the extent permitted under applicable law, the Trustee shall be under no liability to any Person for any registration of transfer of any Note that is in fact not permitted by this Section 6.03 or for making any payments due to the Noteholder thereof or taking any other action with respect to such Noteholder under the provisions of this Indenture so long as the transfer was registered by the Trustee in accordance with the requirements of this Indenture.

         SECTION 6.04.     MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

         If (i) any mutilated Note is surrendered to the Note Registrar, or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Note Registrar, the Trustee and the Issuer such security or indemnity as may be required by them to save each of them harmless (the general obligation of an institutional investor that is investment grade rated being sufficient indemnity), then, in the absence of notice that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor and denomination or ownership interest, as applicable. In connection with the issuance of any new Note under this Section, neither the Issuer nor the Trustee shall charge any fee, except that the Trustee may require the payment by the Noteholder thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         If, after the delivery of such replacement Note or payment with respect to a destroyed, lost or stolen Note, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of any such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

         SECTION 6.05.     PERSONS DEEMED OWNERS.

         Prior to due presentation of a Note for registration of transfer, the Issuer, the Trustee, the Note Registrar and any of their respective agents may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments pursuant to Section 4.04 and for all other purposes whatsoever, and neither the Issuer, the Trustee, the Note Registrar nor any of their respective agents shall be affected by any notice to the contrary.

         SECTION 6.06.     ACCESS TO LIST OF NOTEHOLDERS' NAMES AND ADDRESSES.

         The Note Registrar shall furnish or cause to be furnished to the Issuer, within 15 days after receipt by the Note Registrar of a written request therefor from the Issuer, a list of the names and addresses of the Noteholders as of the most recent Record Date. If any Noteholder, (hereinafter referred to as "Applicant"), applies in writing to the Trustee, and such application states that the Applicants desire to communicate with other Noteholders with respect to their rights under this Indenture or under the Notes, then the Trustee shall, within five (5) Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Noteholders as reflected in the Note Register. Every Noteholder, by receiving and holding a Note, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders under this Indenture, regardless of the source from which such information was derived.

         SECTION 6.07.     SURRENDERING OF NOTES.

         Each Noteholder shall surrender its Note within 14 days after receipt of the final payment received in connection therewith. Notwithstanding the preceding sentence, the Trustee shall distribute such final payment to the Noteholders without surrender or presentment of the Notes and shall have no liability therefore so long as the payment is made to the Noteholders of record. Following such payment such Note shall be deemed canceled. Each Noteholder, by its acceptance of the final payment with respect to its Note, will be deemed to have relinquished any further right to receive payments under this Indenture and any interest in the Trust Estate so long as all amounts due and owing the Noteholders hereunder have been paid. Each Noteholder shall indemnify and hold harmless the Issuer, the Trustee and any other Person against whom a claim is asserted in connection with such Noteholder's failure to tender the Note to the Trustee for cancellation.

         SECTION 6.08.     MAINTENANCE OF OFFICE OR AGENCY.

         The Trustee shall maintain in the City of New York, State of New York, an office or offices or agency or agencies where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Notes and this Indenture may be served. The Trustee initially shall designate the Corporate Trust Office as its office for such purposes. The Trustee shall give prompt written notice to the Issuer and the Noteholders of any change in the location of the Note Register or any such office or agency.

         SECTION 6.09.     INTEREST CALCULATIONS; INTEREST PAYMENTS.

         The amount of interest to be paid in respect of the Notes on each Payment Date in accordance with Section 4.04(b) shall equal the Interest Distributable Amount and any Interest Carryover Shortfall. Interest shall be due and payable in arrears on each Payment Date.

         SECTION 6.10. PAYMENTS OF PRINCIPAL AND REBORROWINGS DURING THE FUNDING PERIOD.

         Subject to Section 6.11(b), any amounts on deposit in the Collection Account shall be available for the Funding Amount of any Additional Receivables Granted to the Trust Estate during the Funding Period provided no Funding Interruption Event shall have occurred. Further, on each Business Day during the Funding Period, any amounts on deposit in the Collection Account shall be available to reduce the Transferor Interest, if any, to zero, subject to
Section 4.02(c). Except as provided in Section 4.04, amounts on deposit in the Collection Account will not be available to the Trustee or the Holders of the Notes as payments of principal on the Notes. The Funding Period may be extended at the request of the Issuer with the prior written consent of all of the Noteholders upon written notice given by the Issuer to all of the Noteholders with a copy of the notice to the Trustee no later than sixty days prior to the Scheduled Termination Date and upon confirmation by the Rating Agency of a rating of "A" or higher for the Notes after giving effect to the extension. On each Payment Date after the Funding Period, the Issuer shall cause to be made pursuant to Section 4.04 payments in respect of principal on the Notes in the amount, if any, of the Principal Distributable Amount for the Notes for such Payment Date.

         SECTION 6.11.     PURCHASES OF ADDITIONAL RECEIVABLES DURING FUNDING
PERIOD.

         (a) By no later than 11:00 AM Eastern time on each Funding Date, OAC shall deliver to the Issuer, the Trustee, the Verification Agent and the Majority Noteholders a report (each, a "Funding Date Report") (A) listing all Receivables as of the close of business on such Funding Date (summarized in each case by REMIC Trust), and including the aggregate Receivables Balance of both the Series-Based Receivables and the Asset-Based Receivables for each REMIC Trust at such date (summarized in each case by REMIC Trust) and including a trial balance listing all Assets in the Asset-Based REMIC Trusts and identifying each Asset-Based Receivable by loan number, and each Asset-Based Receivable by the date of the related P&I Advance and

Receivables Balance, (B) the aggregate amount of the Funding Amount to be paid on the Funding Date, (C) the aggregate amount of the Transferor Interest payments to be paid on the Funding Date, (D) a statement as to whether all Funding Conditions have been satisfied, and (E) a computation demonstrating that on the Business Day next succeeding such Funding Date, the Collateral Requirement will be satisfied after any Additional Receivables to be funded on such Funding Date have been funded, and after payment of the Funding Amount and any Transferor Interest payment on such Funding Date.

         (b) The Trustee shall remit to the Issuer (or the Issuer's designee) by the close of business on each Funding Date, out of funds on deposit in the Collection Account, the amount of the aggregate Funding Amount for such Additional Receivables, to the extent the amount of funds on deposit in the Collection Account, after disbursement of Funding Amounts would not be less than the amount of the Required Expense Reserve for the next upcoming Payment Date.

         SECTION 6.12.     ASSET-BASED RECEIVABLES.

         Notwithstanding anything to the contrary in this Agreement, no Asset-Based Receivables related to any Asset-Based REMIC Trust shall be sold or contributed by OAC to the Issuer, or pledged by the Issuer to the Trust Estate, and no Funding Amount shall be paid in respect of any Asset-Based Receivable, until the REMIC Servicer shall have received from the Majority Noteholders a written notice confirming that the Majority Noteholders are satisfied that the REMIC Servicer's accounting system properly and accurately accounts for and reports the creation and reimbursement of the Asset-Based Receivables related to such Asset-Based REMIC Trust. The Majority Noteholders shall deliver written notice of such satisfaction at such time as the REMIC Servicer shall have demonstrated such ability to the satisfaction of the Majority Noteholders. On the Asset-Based Receivables Acceptance Date for any Asset-Based REMIC Trust, OAC shall sell and contribute the Initial Asset-Based Receivables from such REMIC Trust to the Issuer pursuant to Section 2(a) of the Receivables Contribution Agreement, and such Initial Asset-Based Receivables shall be thereupon Granted by the Issuer to the Trust Estate. The Funding Date for any Initial Asset-Based Receivables shall be on the related Asset-Based Receivables Acceptance Date or as soon thereafter as possible. In addition, from and after the Asset-Based Receivables Acceptance Date for any Asset-Based REMIC Trust, such Asset-Based REMIC Trusts shall be automatically included among the Designated REMIC Trusts, as described in the Receivables Contribution Agreement. If the Majority Noteholders, in their sole discretion, are not satisfied with respect to the REMIC Servicer's accounting system with respect to the Asset-Based REMIC Trusts as described above within 90 days following the Closing Date, then the Noteholders shall be entitled to receive on the next succeeding Payment Date, a payment of principal sufficient to reduce the Fixed Rate Note Balance to $30,000,000.

         OAC may convert one or more Asset-Based REMIC Trusts into Series-Based REMIC Trusts with the consent of the Majority Noteholders. When and if this occurs with respect to any REMIC Trust(s), OAC shall provide written notice of such event to the Issuer and the Trustee, and shall provide updated versions of Schedules 1-A and 1-B hereto, which shall supplant the previous versions of such schedules.

                                                                    EXHIBIT 10.2

                                  ARTICLE VII

                                   THE ISSUER

         SECTION 7.01. REPRESENTATIONS, WARRANTIES AND CERTAIN COVENANTS OF ISSUER.

         The Issuer hereby makes the following representations, warranties and covenants for the benefit of the Trustee and the Noteholders. The representations shall be made as of the execution and delivery of this Indenture and as of each Funding Date and as of each date of Grant and shall survive the grant of a security interest in the Receivables to the Trustee.

         (a) Organization and Good Standing. The Issuer is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own, hold, transfer, assign and convey the Receivables.

         (b) Due Qualification. The Issuer is duly qualified to do business as a foreign limited liability company in good standing, and has obtained and will keep in full force and effect all necessary licenses, permits and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses, permits or approvals, the noncompliance with which would have a material adverse effect on the Noteholders.

         (c) Power and Authority. The Issuer has and will continue to have the power and authority to execute and deliver this Indenture and the other Transaction Documents to which it is or will be a party, and to carry out their respective terms; the Issuer has full power and authority to grant a security interest in the Trust Estate and has duly authorized such grant to the Trustee by all necessary action; and the execution, delivery and performance by the Issuer of this Indenture and each of the other Transaction Documents to which it is a party has been duly authorized by all necessary action of the Issuer.

         (d) Valid Transfers; Binding Obligations. This Indenture evidences a valid grant of a first priority perfected security interest under the UCC in the Receivables, and such other portion of the Trust Estate as to which a security interest may be perfected under the UCC, which is effective for so long as the Notes remain outstanding, enforceable against creditors of and purchasers from the Issuer, and each of the Transaction Documents to which the Issuer is a party constitutes a legal, valid and binding obligation of the Issuer enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally or by general equity principles.

         (e) No Violation. The consummation of the transactions contemplated by this Indenture and the other Transaction Documents and the fulfillment of the terms of this Indenture and the other Transaction Documents do not conflict with, result in any breach of any of the terms or provisions of, nor constitute (with or without notice or lapse of time or both) a default under the Certificate of Formation or Operating Agreement of the Issuer or any material indenture, agreement or other material instrument to which the Issuer is a party or by which it shall be bound, nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Indenture), nor violate any law, order, judgment, decree, writ, injunction, award, determination, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on the rights or interests of the Noteholders.

         (f) No Proceedings. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or to the Issuer's knowledge, threatened, against or affecting the
Issuer: (i) asserting the invalidity of this Indenture, the Notes or any of the other Transaction Documents to which the Issuer is a party, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Indenture, or any of the other Transaction Documents, (iii) seeking any determination or ruling that might materially and adversely affect
(A) the performance by the Issuer of its obligations under, or the validity or enforceability of, this Indenture, the Notes or any other Transaction Documents or (B) the condition (financial or otherwise), business or operations of the Issuer, or (iv) relating to the Issuer and which might adversely affect the federal income tax attributes of the Notes.

         (g) No Subsidiaries. The Issuer has no, and will not create any, subsidiaries.

         (h) Not an Investment Company. Neither the Issuer nor the Trust Estate is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act, and none of the issuance of the Notes, the execution and delivery of the Transaction Documents to which the Issuer is a party, the acquisition by the Issuer of Receivables, or the performance by the Issuer of its obligations under the Transaction Documents, or the use of the proceeds of the Notes by the Issuer will violate any provision of the Investment Company Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

         (i)      [RESERVED]

         (j) No Violation of Exchange Act or Regulations T, U or X. None of the transactions contemplated in the Transaction Documents (including the use of the proceeds from the sale of the Notes) will result in a violation of Section 8 of the Exchange Act, or any regulations issued pursuant thereto, including Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Issuer does not own nor does it intend to carry or purchase any "margin security" within the meaning of said Regulation U, including margin securities originally issued by it or any "margin stock" within the meaning of said Regulation U.

         (k) All Tax Returns, True, Correct and Timely Filed. All tax returns required to be filed by the Issuer in any jurisdiction have in fact been filed and all taxes, assessments, fees and other governmental charges upon the Issuer or upon any of its properties, and all income of franchises, shown to be due and payable on such returns have been paid except for any such taxes, assessments, fees and charges the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Issuer had established adequate reserves in accordance with GAAP. All such tax returns were true and correct in all material respects and the Issuer knows of no proposed additional tax assessment against it that could reasonably be expected to have a material adverse effect upon the ability of the Issuer to perform its obligations hereunder nor of any basis therefor. The provisions for taxes on the books of the Issuer are in accordance with generally accepted accounting principles.

         (l) No Restriction on Issuer Affecting its Business. The Issuer is not a party to any contract or agreement, or subject to any charter or other restriction which materially and adversely affects its business nor has it agreed or consented to cause any of its properties to become subject to any Lien other than the Lien created hereby.

         (m) Perfection of Security Interest. All filings and recordings as may be necessary to perfect the interest of the Issuer in the Receivables and such other portion of the Trust Estate as to which a sale or security interest may be perfected by filing under the UCC, have been accomplished and are in full force and effect. All filings and recordings against the Issuer required to perfect the security interest of the Trustee on such Receivables and such other portion of the Trust Estate as to which a security interest may be perfected by filing under the UCC, have been accomplished and are in full force and effect. The Issuer will from time to time, at its own expense, execute and file such additional financing statements (including continuation statements) as may be necessary to ensure that at any time, the interest of the Issuer in all of the Receivables and such other portion of the Trust Estate as to which a security interest may be perfected by filing under the UCC, and the security interest of the Trustee in all of the Receivables and such other portion of the Trust Estate as to which a security interest may be perfected by filing under the UCC are fully protected.

         (n) All Taxes, Fees and Charges Relating to Transaction and Transaction Documents Paid. Any taxes, fees and other governmental charges assessed or assessable against the Issuer or the Trust Estate in connection with the execution and delivery of the Transaction Documents and the execution and delivery and sale of the Notes that are due on or before the Closing Date have been or will be paid by the Issuer at or prior to the Closing Date.

         (o) No Requirement that Issuer File a Registration Statement. There are no contracts, agreements or understandings between the Issuer and any person granting said person the right to require the Issuer to file a registration statement under the Securities Act with respect to any Notes owned or to be owned by such person.

         (p) No Broker, Finder or Financial Adviser Other than the Placement Agent. The Issuer or any of its respective officers, directors, employees or agents has not employed any broker, finder or financial adviser other than the Placement Agent or incurred any liability for fees or commissions to any person other than the Placement Agent in connection with the offering, issuance or sale of the Notes.

         (q) Notes Authorized, Executed, Authenticated, Validly Issued and Outstanding. The Notes have been duly and validly authorized and, when duly and validly executed and authenticated by the Trustee in accordance with the terms of this Indenture and delivered to and paid for by each Purchaser as provided herein, will be validly issued and outstanding and entitled to the benefits hereof.

         (r) Location of Chief Executive Office and Records. The principal place of business and chief executive office of the Issuer, and the office where Issuer maintains all of its records, is located at 7800 McCloud Road, Greensboro, NC 27409-9634; provided that, at any time after the Closing Date, upon 30 days' prior written notice to the Trustee and the Noteholders, the Issuer may relocate its jurisdiction of formation, and/or its principal place of business and chief executive office, and/or the office where it maintains all of its records, to another location or jurisdiction, as the case may be, within the United States to the extent that the Issuer shall have taken all actions necessary or reasonably requested by the Trustee or the Majority Noteholders to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Trustee or the Majority Noteholders to further perfect or evidence the rights, claims or security interests of the Trustee and the Noteholders under any of the Transaction Documents.

         (s) Ownership of the Issuer. Oakwood Acceptance Corporation owns a 100% membership interest in the Issuer. No one other than Oakwood Acceptance Corporation has or will have any rights to acquire membership interests in the Issuer.

         (t) Solvency. During the term of this Indenture:(i) the Issuer is not and will not be "insolvent" (as such term is defined in ss. 101(32)(A) of the Bankruptcy Code); (ii) is and will be able to pay its debts as they become due; and (iii) does not and will not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

         (u) Reporting and Accounting Treatment. For reporting and accounting purposes, and in its books of account and records, the Issuer will treat each transfer of Receivables pursuant to the Receivables Contribution Agreement as an irrevocable sale and/or capital contribution of OAC's full right, title and ownership interest in each such Receivable and the Issuer has not accounted for or treated in any other manner and will not account for or treat in any other manner the transactions.

         (v) Governmental and Other Consents. No consents, approvals, authorization or orders of, registration or filing with, or notice to any Person, governmental authority or court is required for the execution, delivery and performance of, or compliance with, the Transaction Documents by the Issuer, except such consent, approvals, authorizations, filings and notices that have already been made or obtained.

         (w) Enforceability of Transaction Documents. Each of the Transaction Documents to which it is a party has been duly authorized, executed and delivered by the Issuer and constitutes the legal, valid and binding obligation of the Issuer, enforceable against it in accordance with its terms.

         (x) Accuracy of Information. The representations and warranties of the Issuer in the Transaction Documents are true and correct in all material respects as of the Closing Date and, except for representations and warranties expressly made as of a different date, each Funding Date and each other date of Grant.

         (y) Separate Identity. The Issuer is operated as an entity separate from Oakwood Acceptance Corporation. The Issuer will comply with all covenants set forth in its Operating Agreement.

         (z) ERISA Compliant. The Issuer and all ERISA Affiliates are in compliance with all applicable federal or state laws, including the rules and regulations promulgated thereunder, relating to discrimination in the hiring, promotion or pay of employees, any applicable federal or state wages and hours law, and the provisions of ERISA applicable to its business, except where such noncompliance would not, individually or in the aggregate, have a Material Adverse Effect. The employee benefit plans, including employee welfare benefit plans (the "Employee Plans") of the Issuer and all ERISA Affiliates have been operated in compliance with the Code, all regulations, rulings and announcements promulgated or issued thereunder and all other applicable governmental laws and regulations (except to the extent such noncompliance would not, individually or in the aggregate, have a Material Adverse Effect). No reportable event under
Section 4043(b) of ERISA or any prohibited transaction under Section 406 of ERISA has occurred with respect to any Employee Plan maintained by the Issuer or any ERISA Affiliate (except to the extent that any such event or transaction would not, individually or in the aggregate, have a Material Adverse Effect). There are no pending or, to the Issuer's best knowledge, threatened, claims by or on behalf of any employee plan, by any employee or beneficiary covered under any such plan or by any governmental authority or otherwise involving such plans or any of their respective fiduciaries (other than for routine claims for benefits). All Employee Plans that are group health plans have been operated in compliance with the group health plan continuation coverage requirements of
Section 4980B of the Code in all material respects (except to the extent that such noncompliance would not, individually or in the aggregate, have a Material Adverse Effect). "Material Adverse Effect" means, when used in connection with the Issuer, any development, change or effect that is materially adverse to the business, properties, assets, net worth, financial condition, or results of operations of the Issuer. Neither the Issuer nor any of its ERISA Affiliates have a "defined benefit plan" as defined in ERISA.

         (aa) Default. The Issuer is not in default under any material agreement, contract, instrument or indenture to which the Issuer is a party or by which it or its properties is or are bound, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder; and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such agreement, contract, instrument or indenture, or with respect to any such order of any court, administrative agency, arbitrator or governmental body.

         (bb) Information. No document, certificate or report furnished by the Issuer, in writing, pursuant to this Agreement, any other Transaction Document or in connection with the transactions contemplated hereby or thereby, contains or will contain when furnished any untrue statement of a material fact. There are no facts relating to the Issuer which materially adversely affect the financial condition or assets or business of the Issuer, or which may impair the ability of the Issuer to perform its obligations under this Indenture or any other Transaction Document, which have not been disclosed herein or in the certificates and other documents furnished by or on behalf of the Issuer pursuant hereto or thereto specifically for use in connection with the transactions contemplated hereby or thereby. All books, records and documents delivered to the Trustee or the Noteholders are and will be true, correct and complete.

         (cc) Name. The legal name of the Issuer is as set forth in this Indenture and the Issuer does not use any other tradenames, fictitious names, assumed names or "doing business as" names.

         (dd) No Adverse Change. Since its formation, there has been no change in the business, operations, financial condition, properties or assets of the Issuer which would have a material adverse effect on its ability to perform its obligations under this Indenture or any other Transaction Document or materially adversely affect the transactions contemplated under this Indenture or any other Transaction Document.

         (ee) Funding Conditions Satisfied. As of each date on which payments of a Funding Amount are made hereunder, all Funding Conditions will have been satisfied.

         (ff) Title. Immediately prior to its subjection to the Lien hereof, the Issuer had good and marketable title to each related Receivable, free and clear of all Liens and rights of others.

         (gg) Validity of Security Interest. This Indenture creates a valid and continuing security interest (as defined in the UCC) in the Aggregate Receivables in favor of the Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

         (hh) UCC Characterization. The Aggregate Receivables constitute "general intangibles" within the meaning of the UCC and the Uniform Commercial Codes in effect in Nevada and North Carolina.

         (ii) Financing Statements relating to the Receivables. Other than the security interest granted to the Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Aggregate Receivables. The Issuer has not authorized the filing of and is not aware of any financing statement filed against the Issuer that includes a description of collateral covering the Aggregate Receivables other than (i) any financing statement related to the security interest granted to the Trustee hereunder or (ii) that has been terminated.

         SECTION 7.02. REPAYMENT IN RESPECT OF RECEIVABLES UPON BREACH.

         Upon discovery by the Issuer (which discovery shall be deemed to have occurred upon the receipt of notice by a Responsible Officer of the Issuer) or upon the actual knowledge of a Responsible Officer of the Trustee or Noteholders of a breach of any of the representations and warranties of the Issuer set forth in Section 7.01 or of the Seller set forth in the Receivables Contribution Agreement, the party discovering such breach shall give prompt written notice to the others. If such breach has or would have a material adverse effect on the rights or interests of the Noteholders with respect to all or a portion of the Receivables, then unless such breach shall have been cured within thirty (30) days after the earlier to occur of the discovery of such breach by the Issuer or receipt of written notice of such breach by the Issuer, such that the relevant representation and warranty shall be true and correct in all material respects as if made on such day, and the Issuer shall have delivered to the Trustee and the Noteholders a certificate of any Responsible Officer of the Issuer describing the nature of such breach and the manner in which the relevant representation and warranty became true and correct the Issuer shall pay the Release Payment with respect to the affected Receivables(s) to the Collection Account on the first Business Day after the expiration of such 30-day period. This repayment obligation shall pertain to all representations and warranties of the Issuer contained in Section 7.01, whether or not the Issuer has knowledge of the breach at the time of the breach or at the time the representations and warranties were made. If the Issuer fails to pay such Release Payment, the Trustee shall enforce the Issuer's remedies, if any, against the Seller under the Receivables Contribution Agreement for the breach of such representation and warranty.

         Upon any such repayment, the Trustee on behalf of the Noteholders shall, without further action, be deemed to have released its security interest in, to and under the Removed Receivables, all monies due or to become due with respect thereto after the aforementioned Payment Date and all proceeds thereof. The Trustee shall execute such documents and instruments and take such other actions as shall be reasonably requested by the Issuer to effect the security interest release pursuant to this Section. Notwithstanding the foregoing, the Majority Noteholders may by delivery of prior written notice waive any breach and repayment obligation of the Issuer pursuant to this Section 7.02. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repayment for any Receivables pursuant to this Section, except as otherwise provided in Section 10.02.

         SECTION 7.03. LIABILITY OF ISSUER; INDEMNITIES.

         (a) Obligations. The Issuer shall be liable in accordance with this Indenture only to the extent of the obligations in this Indenture specifically undertaken by the Issuer in such capacity under this Indenture and shall have no other obligations or liabilities hereunder. The Issuer shall indemnify, defend and hold harmless the Trustee, the Verification Agent, the Paying Agent, the Noteholders and the Trust Estate from and against any taxes that may at any time be asserted against the Trustee or the Trust Estate with respect to the transactions contemplated in this Indenture or any of the other Transaction Documents, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the transfer of the Receivables to the Trust Estate, the issuance and original sale of the Notes, or asserted with respect to ownership of the Receivables, or federal, state or local income or franchise taxes or any other tax, or other income taxes arising out of payments on the Notes, or any interest or penalties with respect thereto or arising from a failure to comply therewith) and costs and expenses in defending against the same.

         (b) Notification and Defense. Promptly after any party seeking indemnification hereunder (an "Indemnified Party") shall have been served with the summons or other first legal process or shall have received written notice of the threat of a claim in respect of which an indemnity may be claimed against the Issuer under this Section 7.03, the Indemnified Party shall notify the Issuer in writing of the service of such summons, other legal process or written notice, giving information therein as to the nature and basis of the claim, but failure so to notify the

Issuer shall not relieve the Issuer from any liability which it may have hereunder or otherwise except to the extent that the Issuer is prejudiced by such failure so to notify the Issuer. The Issuer will be entitled, at its own expense, to participate in the defense of any such claim or action and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and, after notice from the Issuer to such Indemnified Party to assume the defense of any such action, the Issuer will not be liable to such Indemnified Party under this Section 7.03 for any legal or other expenses subsequently reasonably incurred by such Indemnified Party in connection with the defense of any such action other than reasonable costs of investigation unless, (i) the defendants in any such action include both the Indemnified Party and the Issuer, and the Indemnified Party (upon the advice of counsel) shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Issuer, or one or more Indemnified Parties, and which in the reasonable judgment of such counsel are sufficient to create a conflict of interest for the same counsel to represent both the Issuer and such Indemnified Party, (ii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action, or (iii) the Issuer has authorized the employment of counsel for the Indemnified Party at the expense of the Issuer; then, in any such event, described in this Section 7.03, such Indemnified Party shall have the right to employ its own counsel in such action, and in such event the reasonable fees and expenses of such counsel shall be borne by the Issuer; provided, however, that the Issuer shall not in connection with any such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. Each Indemnified Party, as a condition of the indemnity agreement contained herein, shall use its commercially reasonable efforts to cooperate with the Issuer in the defense of any such action or claim. The Issuer shall not, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding or threatened proceeding.

         (c) Expenses. Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Issuer has made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Issuer, without interest, so long as no amounts are outstanding to the Trustee, the Verification Agent and the Paying Agent then due and owing to the Trustee, the Verification Agent and the Paying Agent by the Issuer in which event such amounts shall offset such obligations.

         SECTION 7.04. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE ISSUER; CERTAIN LIMITATIONS.

         (a) Merger, Etc. Any corporation (i) into which the Issuer may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which the Issuer shall be a party, or (iii) which may succeed to all or substantially all of the business or assets of the Issuer, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Issuer under this Indenture, shall be the successor to the Issuer under this Indenture without the execution or filing of any document or any further act on the part of any of the parties to this Indenture, except that if the Issuer in any of the foregoing cases is not the surviving entity, then the surviving entity shall execute an agreement of assumption to perform every obligation of the Issuer hereunder, and the surviving entity shall have taken all actions necessary or reasonably requested by the Issuer, the Majority Noteholders or the Trustee to amend its existing financing statements and continuation statements, and file additional financing statements and to take any other steps reasonably requested by the Issuer, the Majority Noteholders or the Trustee to further perfect or evidence the rights, claims or security interests of the Issuer, the Noteholders or the Trustee under any of the Transaction Documents. The Issuer (1) shall provide notice of any merger, consolidation or succession pursuant to this Section to the Rating Agency, the Trustee and the Noteholders, (2) for so long as the Notes are outstanding, shall receive from the Rating Agency a letter to the effect that such merger, consolidation or succession will not result in a qualification, downgrading or withdrawal of the then current rating of the Notes, (3) shall obtain an Opinion of Counsel addressed to and approved by the Trustee that such merger, consolidation or succession complies with the terms hereof, and (4) shall receive from the Majority Noteholders their prior written consent to such merger, consolidation or succession, absent which consent, the Issuer shall not become a party to such merger, consolidation or succession.

         (b)      Certain Limitations.

                  (i) The business, activities and purpose of the Issuer shall be limited as specified in its Operating Agreement.

                  (ii)     [reserved]

                  (iii) The Issuer shall not issue unsecured notes or otherwise borrow money, or otherwise grant any consensual Lien in favor of any Person (other than the Lien granted pursuant hereto) absent the prior written consent of the Majority Noteholders.

         (c) Unanimous Consent. Notwithstanding any other provision of this Section and any provision of law, the Issuer shall not do any of the following without the affirmative vote of its Independent Manager as such term is defined in the Operating Agreement.

                  (i) (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or a substantial part of its property, (E) make any assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any action in furtherance of the actions set forth in clauses
                           (A) through (F) above; or

                  (ii) merge or consolidate with or into any other person or entity or sell or lease its property or all or substantially all of its assets to any person or entity; or

                  (iii) modify any provision of its Certificate of Formation or Operating Agreement.

         SECTION 7.05. RESERVED.

         SECTION 7.06. ISSUER MAY NOT OWN NOTES.

         The Issuer may not become the owner or pledgee of one or more of the Notes. Any Person controlling, controlled by or under common control with the Issuer may, in its individual or any other capacity, become the owner or pledgee of one or more Notes with the same rights as it would have if it were not an affiliate of the Issuer, except as otherwise specifically provided in the definition of the term "Noteholder." The Notes so owned by or pledged to such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Indenture, without preference, priority or distinction as among any of the Notes, except as set forth herein with respect to, among other things, rights to vote, consent or give directions to the Trustee as a Noteholder.

         SECTION 7.07. COVENANTS OF ISSUER.

         (a) Operating Agreement and Certificate of Formation. The Issuer hereby covenants not to change, or agree to any change of, its Operating Agreement or Certificate of Formation without (i) notice to the Trustee and the Rating Agency, and (ii) the prior written consent of the Majority Noteholders.

         (b) Merger of the Issuer, Asset Sales and Purchases. Without the prior written consent of the Majority Noteholders, the Issuer shall not merge with or into, or transfer or sell all or substantially all of its assets to, or buy all or substantially all the assets of, any person or admit any new members.

         (c) Preservation of Existence. The Issuer hereby covenants to do or cause to be done all things necessary on its part to preserve and keep in full force and effect its existence as a limited liability company, and to maintain each of its licenses, approvals, permits, registrations or qualifications in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such licenses, approvals, registrations or qualifications, except for failures to maintain any such licenses, approvals, registrations or qualifications which, individually or in the aggregate, would not have a material adverse effect on the ability of Issuer to perform its obligations hereunder or under any of the other Transaction Documents.

         (d) Compliance with Laws. The Issuer hereby covenants to comply in all material respects with all applicable laws, rules and regulations and orders of any governmental authority, the noncompliance with which would have a material adverse effect on the business, financial condition or results of operations of the Issuer or on the ability of the Issuer to repay the Notes, or perform any of its other obligations under this Indenture or the other Transaction Documents.

         (e) Payment of Taxes. The Issuer hereby covenants to pay and discharge promptly or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Issuer or upon its income and profits, or upon any of its property or any part thereof, before the same shall become in default, provided that the Issuer shall not be required to pay and discharge any such tax, assessment, charge or levy so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Issuer shall have set aside on its books adequate reserves with respect to any such tax, assessments, charge or levy so contested, or so long as the failure to pay any such tax, assessment, charge or levy would not have a material adverse effect on the ability of the Issuer to perform its obligations hereunder.

         (f) Exercise of Rights Under the Transaction Documents. The Issuer hereby covenants to enforce and exercise its rights as the Purchaser under the Receivables Contribution Agreement and take such other action in connection with the Transaction Documents as may be appropriate or desirable, to maximize the collection of amounts payable to the Trust Estate.

         (g) Investments. The Issuer hereby covenants that it will not, without the prior written consent of the Majority Noteholders, acquire or hold any indebtedness for borrowed money of another person, or any capital stock, debentures, partnership interests or other ownership interests or other securities of any Person, other than Permitted Investments as provided hereunder and the Receivables acquired under any Receivables Contribution Agreement.

         (h) Keeping Records and Books of Account. The Issuer hereby covenants and agrees to maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of all collections with respect to, and adjustments of amounts payable under, each Receivable).

         (i) Benefit Plan. The Issuer hereby covenants and agrees to comply in all material respects with the provisions of ERISA, the Code, and all other applicable laws, and the regulations and interpretations thereunder to the extent applicable, with respect to each Benefit Plan. The Issuer covenants that it will not, and it will cause all ERISA Affiliates to not:

                  (i) engage in any non-exempt prohibited transaction (within the meaning of Code Section 4975 or ERISA
                           Section 406) with respect to any Benefit Plan which would result in a material liability to the Issuer;

                  (ii) permit to exist any material accumulated funding deficiency as defined in Section 302(a) of ERISA and
                           Section 412(a) of the Code, with respect to any Benefit Plan which is subject to Section 302(q) of ERISA or 412 of the Code;

                  (iii) terminate, amend or change any Benefit Plan of the Issuer or any ERISA Affiliate if such termination would result in any material liability to the Issuer or an ERISA Affiliate;

                  (iv) create any defined benefit plan (as defined in ERISA); or

                  (v) take or fail to take any other action which could reasonably be expected to result in material liability to the Issuer or any ERISA Affiliate under ERISA, the Code or any other laws applicable to employees or benefits.

         (j) No Release. The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any document, instrument or agreement included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such document, instrument or agreement.

         (k) Separate Identity. The Issuer hereby covenants and agrees to take all actions required to maintain the Issuer's status as a separate legal entity. Without limiting the foregoing, the Issuer shall comply with the covenants in Section 7.01(y).

         (l) Compliance with all Transaction Documents. The Issuer hereby covenants and agrees to comply in all respects with the terms of, employ the procedures outlined in and enforce the obligations of the parties to all of the Transaction Documents to which the Issuer is a party, and take all such action to such end as may be from time to time reasonably requested by the Trustee, and/or the Majority Noteholders, maintain all such Transaction Documents in full force and effect and make to the parties thereto such reasonable demands and requests for information and reports or for action as the Issuer is entitled to make thereunder and as may be from time to time reasonably requested by the Trustee.

         (m) No Sales, Liens, Etc. Against Receivables and Trust Property. The Issuer hereby covenants and agrees, except for releases specifically permitted hereunder, not to sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Lien (other than the Lien created hereby) upon or with respect to, any Receivables or Trust Estate, or any interest in either thereof, or upon or with respect to any Account, or assign any right to receive income in respect thereof; provided, however, that the existence of the Transferor Interest shall not constitute a breach of this covenant. The Issuer shall promptly, but in no event later than one (1) Business Day after a Responsible Officer has obtained actual knowledge thereof, notify the Trustee of the existence of any Lien on any Receivables or Trust Estate, and the Issuer shall defend the right, title and interest of each of the Issuer and the Trustee in, to and under the Receivables and Trust Estate, against all claims of third parties.

         (n) No Change in Business. The Issuer covenants that it shall not make any change in the character of its business.

         (o) No Change in Name, Etc. The Issuer covenants that it shall not make any change to its company name, or use any trade names, fictitious names, assumed names or "doing business as" names.

         (p) No Institution of Insolvency Proceedings. The Issuer covenants that it shall not institute Insolvency Proceedings with respect to the Issuer or any Affiliate thereof or consent to the institution of Insolvency Proceedings against the Issuer or any Affiliate thereof or take any action in furtherance of any such action, or seek dissolution or liquidation in whole or in part of the Issuer or any Affiliate thereof.

         (q) No Change in Chief Executive Office or Location of Records. The Issuer covenants that it will comply with the representation in Section 7.01(r). As of each Funding Date and any other date of Grant, each Receivable File shall be kept by a Custodian at its office as described in Section 2.05(b), or at such other office permitted pursuant to Section 2.05(b).

         (r) Access to Certain Documentation and Information. Notwithstanding anything to the contrary contained in Section 3.05, Section 2.05, this Section 7.07(r) or in any other Section hereof, the Issuer, on reasonable prior notice, shall permit any representative of the Trustee or any Interested Noteholder, including, without limitation, independent certified public accountants selected by the Trustee or such Interested Noteholder, as the case may be, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer relating to the Assets and the Receivables, to make copies and extracts therefrom, and to discuss its affairs, finances and accounts relating to the Assets and the Receivables with its officers, employees and independent public accountants (and by this provision the Issuer hereby authorizes said accountants to discuss with such representatives such affairs, finances and accounts), all at such times and as often as reasonably may be requested. Unless an Event of Default or a Funding Termination Event that has not been waived by the Majority Noteholders shall have occurred, or there is an Interest Carryover Shortfall or the Notes have been downgraded below the ratings assigned on the Closing Date, any out-of-pocket costs and expenses incident to the exercise by the Trustee or any Interested Noteholder of any right under this Section 7.07(r) shall be borne by the Interested Noteholder. In the event that such right is exercised (i) following the occurrence of a Funding Termination Event that has not been waived by the Majority Noteholders, (ii) following the occurrence of an Event of Default that has not been waived by the Majority Noteholders, (iii) while there is an Interest Carryover Shortfall or (iv) while the Notes have been downgraded below the ratings assigned on the Closing Date, such out-of-pocket costs and expenses shall be borne by the Issuer, or if the Issuer does not pay such expenses within 60 days, then by the Trust Estate. The parties hereto acknowledge that the Trustee shall not exercise any right pursuant to this
Section 7.07(r) prior to any event set forth in the preceding sentence unless directed to do so by any Interested Noteholder, and the Trustee shall have no liability for acting in accordance with this sentence. Prior to any such payment, the Issuer shall be provided with commercially reasonable documentation of such costs and expense. Notwithstanding anything contained in Section 3.05 or this Section 7.07(r) to the contrary, in no event shall the books of account, records, reports and other papers of OAC or the Issuer relating to the Assets and the Receivables be audited by independent certified public accountants at the direction of the Trustee or any Interested Noteholder pursuant to the exercise of any right under this Section 3.05 or this Section 7.07(r) more than two times during any 12-month period, unless (i) a Funding Termination Event that has not been waived by the Majority Noteholders has occurred during such 12-month period, (ii) an Event of Default has occurred that has not been waived by the Majority Noteholders during such 12-month period, (iii) there is an Interest Carryover Shortfall or (iv) the Notes have been downgraded below the ratings assigned on the Closing Date.

         (s) Money for Note Payments To Be Held in Trust. The Issuer shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

                  (i) hold all sums held by it in respect of payments on Notes in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (ii) give the Trustee notice of any default by the Issuer (or any other obligor upon the Notes) in the making of any payment; and

                  (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         (t) Protection of Trust Estate. The Issuer shall from time to time execute and deliver all such supplements and amendments hereto (a copy of which shall be provided to the Noteholders) and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as is necessary or advisable to:

                  (i) Grant more effectively all or any portion of the Trust Estate;

                  (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any of the Receivables or, where appropriate, any security interest in the Trust Estate and the proceeds thereof, or

                  (v) preserve and defend title to the Trust Estate and the rights of the Trustee and the Noteholders therein against the claims of all persons and parties.

         (u) Investment Company Act. The Issuer shall conduct its operations in a manner which shall not subject it to registration as an "investment company" under the Investment Company Act of 1940.

         (v) Payment of Review and Renewal Fees. The Issuer shall pay or cause to be paid to the Rating Agency, the annual rating review and renewal fee in respect of the Notes, if any.

                                  ARTICLE VIII

                                       OAC

         SECTION 8.01. LIABILITY OF OAC; INDEMNITIES.

         (a) Obligations. OAC shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by OAC under this Indenture and shall have no other obligations or liabilities under this Indenture. Such obligations shall include the following:

                  (i) OAC shall indemnify, defend and hold harmless the Trustee, the Trust Estate and the Noteholders from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, and was imposed upon the Trustee, the Verification Agent, the Paying Agent, the Trust Estate or any Noteholder through the violation of law, negligence, willful misfeasance or bad faith of OAC in connection with the transactions contemplated by this Indenture and the other Transaction Documents, or the REMIC Pooling Agreements or by reason of the breach by OAC of any of its representations, warranties or covenants hereunder or under any of the other Transaction Documents or the REMIC Pooling Agreements; and

                  (ii) OAC shall indemnify, defend and hold harmless the Trustee, the Verification Agent and the Paying Agent from and against all reasonable costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained in this Indenture, except to the extent that such cost expense, loss, claim, damage or liability: (A) shall be due to the willful misfeasance, bad faith or negligence of the Trustee, the Verification Agent or the Paying Agent, (B) shall arise from the breach by the Trustee, the Verification Agent or the Paying Agent of any of its representations or warranties set forth in Section 10.14, or (C) relates to any tax other than the taxes with respect to which either the Issuer or OAC shall be required to indemnify the Trustee, the Verification Agent, the Noteholders or the Paying Agent.

         (b) Notification and Defense. Promptly after any party seeking indemnification hereunder (an "Indemnified Party") shall have been served with the summons or other first legal process or shall have received written notice of the threat of a claim in respect of which an indemnity may be claimed against OAC under this Section 8.01, the Indemnified Party shall notify OAC in writing of the service of such summons, other legal process or written notice, giving information therein as to the nature and basis of the claim, but failure so to notify OAC shall not relieve OAC from any liability which it may have hereunder or otherwise except to the extent that OAC is prejudiced by such failure so to notify OAC. OAC will be entitled, at its own expense, to participate in the defense of any such claim or action and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified

Party, and, after notice from OAC to such Indemnified Party to assume the defense of any such action, OAC will not be liable to such Indemnified Party under this Section 8.01 for any legal or other expenses subsequently reasonably incurred by such Indemnified Party in connection with the defense of any such action other than reasonable costs of investigation unless, (i) the defendants in any such action include both the Indemnified Party and OAC, and the Indemnified Party (upon the advice of counsel) shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to OAC, or one or more Indemnified Parties, and which in the reasonable judgment of such counsel are sufficient to create a conflict of interest for the same counsel to represent both OAC and such Indemnified Party, (ii) OAC shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of commencement of the action, or (iii) OAC has authorized the employment of counsel for the Indemnified Party at the expense of OAC; then, in any such event, described in this Section 8.01, such Indemnified Party shall have the right to employ its own counsel in such action, and in such event the reasonable fees and expenses of such counsel shall be borne by OAC; provided, however, that OAC shall not in connection with any such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. Each Indemnified Party, as a condition of the indemnity agreement contained herein, shall use its commercially reasonable efforts to cooperate with OAC in the defense of any such action or claim. OAC shall not, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding or threatened proceeding.

         (c) Expenses. Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If OAC has made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to OAC, without interest, so long as no amounts are outstanding to the Trustee, the Verification Agent and the Paying Agent then due and owing to the Trustee, the Verification Agent and the Paying Agent by OAC in which event such amounts shall offset such obligations.

         (d) Survival. The provisions of this Section shall survive the resignation or removal of the Trustee, the Verification Agent and the Paying Agent and the termination of this Indenture.

         SECTION 8.02. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF OAC.

         Any corporation (i) into which OAC may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which OAC shall be a party, or (iii) which may succeed to all or substantially all of the business or assets of OAC, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of OAC under this Indenture, shall be the successor to OAC under this Indenture without the execution or filing of any paper or any further act on the part of any of the parties to this Indenture; provided, however, that (a) such merger, consolidation or conversion shall not cause an Event of Default or an event which with notice, the passage of time or both would become an Event of Default, (b) prior to any such merger, consolidation or conversion, OAC shall have provided to the Trustee and the Noteholders a letter from the Rating Agency indicating that such merger, consolidation or conversion will not result in the qualification, reduction or withdrawal of the then current rating of the Notes, and (c) prior to any such merger, consolidation or conversion OAC shall have delivered to the Trustee an Opinion of Counsel to the effect that such merger, consolidation or conversion complies with the terms of this Indenture; provided, further, however, that the requirements of clauses (b) and (c) above shall not apply to the merger of OAC with and into Oakwood Acceptance Corporation, LLC, a Delaware limited liability company, as described in Section 4(r) of the Receivables Contribution Agreement. OAC shall provide notice of any merger, consolidation or succession pursuant to this Section to the Trustee, the Noteholders and the Rating Agency.

                                   ARTICLE IX

                           EVENTS OF DEFAULT; REMEDIES

         SECTION 9.01. EVENTS OF DEFAULT.

         "Event of Default" wherever used herein, means, with respect to Notes issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in the payment of (i) any interest or any other amounts due and owing on any Note (which default continues for a period of two
(2) Business Days), or (ii) failure to pay the Notes in full on or before the Final Payment Date;

         (b) any failure by the Issuer to remit or cause to be transferred to the Trustee any Net Proceeds required to be so remitted under the terms of the REMIC Pooling Agreements, this Indenture or any of the other Transaction Documents to which it is a party that continues unremedied for a period of two
(2) Business Days after the date the Issuer withdrew such amounts; or

         (c) any failure by the REMIC Servicer to deliver any Monthly REMIC Servicer Report pursuant to Section 3.02(a) that continues unremedied for a period of two (2) Business Days after the date such report was due;

         (d) if the Issuer shall breach or default in the due observance of any of the covenants of the Issuer set forth in Sections 2.01(e), 2.04 and 7.07, other than the covenants contained in Section 7.07(f) or (h) thereof;

         (e) if the Issuer shall breach or default in the due observance or performance of, any other of its covenants in this Indenture, which breach or default would have a material adverse effect on the rights or interests of the Noteholders, and such default shall continue for a period of 30 days after the earlier to occur of (x) actual discovery by a Responsible Officer of the Issuer or the Trustee or (y) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer;

         (f) if any representation or warranty of the Issuer made in this Indenture, or any certificate or other writing delivered pursuant hereto or in connection herewith shall prove to have been breached in any material respect as of the time when the same shall have been made or deemed made, which breach would have a material adverse effect on the rights or interests of the Noteholders, and such breach shall continue for a period of 30 days after the earlier to occur of (x) actual discovery by a Responsible Officer of the Issuer or the Trustee or (y) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer;

         (g) the entry of a decree or order for relief by a court having jurisdiction in respect of the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

         (h) the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property or the making by the Issuer of an assignment for the benefit of creditors or the failure by the Issuer generally to pay its debts as such debts become due or the taking of any action by the Issuer in furtherance of any of the foregoing;

         (i) (A) any failure of OAC to indemnify the Issuer upon breach of a representation or warranty as set forth in the Receivables Contribution Agreement, or (B) any failure on the part of OAC duly to observe or perform any other covenants or agreements of OAC set forth in the Notes, this Indenture, or any of the other Transaction Documents which failure (i) would have a material adverse effect on the rights or interests of the Noteholders, the Trustee or the Trust Estate and (ii) continues unremedied for a period of 30 days after the earlier to occur of (x) actual discovery by a Responsible Officer of OAC, the Issuer or the Trustee (provided that a breach of Section 8(b) of the Receivables Contribution Agreement shall be deemed to have a material adverse effect on the rights to the Noteholders) or (y) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to OAC;

         (j) the entry of a decree or order for relief by a court having jurisdiction in respect of OAC in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of OAC or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of OAC and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

         (k) the commencement by OAC of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by OAC to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of OAC or of any substantial part of its property or the making by OAC of an assignment for the benefit of creditors or the failure by OAC generally to pay its debts as such debts become due or the taking of any limited liability company action by OAC in furtherance of any of the foregoing;

         (l) any representation, warranty or certification made by OAC in this Indenture, or in any other Transaction Document or in any certificate delivered pursuant to this Indenture or in any other Transaction Document, proves to have been incorrect in any material respect when made, which (i) would have a material adverse effect on the rights of the Noteholders or the Trust Estate, respectively (without regard to any amount deposited in the Reserve Account), and (ii) if capable of remedy, continues unremedied for a period of 30 days after the earlier to occur of (x) actual discovery by a Responsible Officer of OAC or (y) the date on which written notice thereof, requiring the same to be remedied, shall have been given to OAC;

         (m) the Internal Revenue Service or the PBGC shall have filed notice of one or more Adverse Claims against the Issuer or any of their ERISA Affiliates under ERISA or the Code, which constitutes a Lien on the Receivables or any other portion of the Trust Estate, and such notice shall have remained in effect for more than thirty (30) Business Days unless, prior to the expiration of such period, such Adverse Claims shall have been adequately bonded by such Issuer, or the ERISA Affiliate (as the case may be).

         (n) the Issuer or the Trust Estate shall have become subject to registration as an "investment company" within the meaning of the Investment Company Act as determined by a court of competent jurisdiction in a final and non-appealable order;

         (o)      [RESERVED];

         (p) the Issuer shall fail to own the Trust Estate free and clear of Liens other than the Liens contemplated hereby or the Trustee shall fail to have a first priority perfected security interest in the Trust Estate;

         (q) OAC suffers the loss or suspension of any license or permit required for OAC to act as the REMIC Servicer in any State of the United States (or the District of Columbia) where Obligors are located which, in the aggregate for such State (or the District of Columbia), accounts for more than $2,000,000 of the current balance of Receivables, unless such loss or suspension is cured within 60 days after any Responsible Officer of OAC has actual knowledge of such loss, suspension or material impairment; or

         (r) OAC sells, transfers, pledges or otherwise disposes of any of its membership interest in the Issuer, whether voluntarily or by operation of law, foreclosure or other enforcement by a Person of its remedies against OAC, except pursuant to a merger, consolidation or a sale of all or substantially all the assets of OAC in a transaction not prohibited by this Indenture.

         Upon the occurrence of any such event OAC shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Indenture and OAC shall provide the Trustee, the Rating Agency and the Noteholders prompt notice of such failure or delay by it, together with a description of its effort to so perform its obligations. OAC shall notify the Trustee in writing of any Event of Default or an event which with notice, the passage of time or both would become an Event of Default that it discovers within one Business Day of such discovery. For purposes of this
Section 9.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Notes, the Trust Estate or this Indenture.

         SECTION 9.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default of the kind specified in clause (g), (h), (j) or
(k) of Section 9.01 occurs, the unpaid principal amount of all of the Notes shall automatically become immediately due and payable without notice, presentment or demand of any kind. If any other Event of Default occurs and is continuing, then and in every such case, so long as such Event of Default has not been cured or waived pursuant hereto, (i) the Trustee shall, upon the direction of the Majority Noteholders, by notice then given in writing to the Issuer and OAC, declare all of the Notes to be immediately due and payable and upon on any such declaration such Notes, in an amount equal to the Note Balance of such Notes, together with accrued and unpaid interest thereon to the date of such acceleration, and together with all unpaid Trustee Fees, shall become immediately due and payable and (ii) OAC, upon the written request of the Majority Noteholders, shall deliver all material, in its control, which may be necessary for the collection of the Receivables by a party other than OAC to the Trustee, as the Majority Noteholders may direct in writing to OAC, provided, however, OAC may retain copies of the above.

         At any time after such a declaration of acceleration of maturity of the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Majority Noteholders by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

         (a) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                  (i) all payments of principal of, and interest on, all Notes and all other amounts which would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                  (ii) all sums paid by the Trustee hereunder and the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel; and

                  (iii) all Events of Default, other than the nonpayment of the principal of Notes which have become due solely by such acceleration, have been cured or waived as provided in Section 9.14.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 9.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         (a) Subject to the following sentence, if an Event of Default occurs and is continuing, the Trustee shall, at the direction of the Majority Noteholders, and may in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by any proceedings the Trustee, being advised by counsel, deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy. Any proceedings brought by the Trustee on behalf of the Noteholders or by any Noteholder against the Issuer shall be limited to the preservation, enforcement and foreclosure of the liens, assignments, rights and security interests under this Indenture and the other Transaction Documents and no attachment, execution or other suit or process shall be sought, issued or levied upon any assets, properties or funds of the Issuer, other than the Trust Estate relative to the Notes in respect of which such Event of Default has occurred. If there is a foreclosure of any such liens, assignments, rights and security interests under this Indenture, by private power of sale or otherwise, no judgment for any deficiency upon the indebtedness represented by the Notes may be sought or obtained by the Trustee or any Noteholder against the Issuer. The Trustee shall be entitled to recover the costs and expenses expended by it pursuant to this Section 9.03 including reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         (b) Promptly upon the occurrence and continuation of an Event of Default, OAC shall deliver all material and all other information relating to the Receivables, in its control, which may be necessary for the collection of the Receivables by a party other than OAC to the Trustee, as the Majority Noteholders may direct in writing to OAC; provided, however, that OAC may retain copies of the above.

         SECTION 9.04. REMEDIES.

         If an Event of Default shall have occurred and be continuing and the Notes have become due and payable or have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Trustee (subject to Section 9.17, to the extent applicable) shall, at the direction of the Majority Noteholders, and may (with the written consent of the Majority Noteholders) at its discretion, do one or more of the following:

         (a) institute proceedings for the collection of all amounts then payable on the Notes, or under this Indenture or under any of the other Transaction Documents, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer monies adjudged due, subject in all cases to the provisions of Section 9.03;

         (b) in accordance with Section 9.17, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

         (c) institute proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

         (d) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Noteholders hereunder subject in all cases to the provisions of Section 9.03; and

         (e) refrain from selling the Trust Estate and apply all Available Funds pursuant to Section 9.07.

         SECTION 9.05. TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial proceeding relative to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such other obligor or their creditors or of OAC, the Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of any overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise to:

         (a) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Noteholders allowed in such Proceeding, and

         (b) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 10.07.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting any of the Notes or the rights of any Noteholder, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding.

         SECTION 9.06. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.

         All rights of action and claims under this Indenture or any of the Notes or any of the other Transaction Documents may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses and disbursements of the Trustee, its agents and counsel, be for the ratable benefit of the Noteholders in respect of which such judgment has been obtained, in the order of priority specified in Section 4.04(b).

         SECTION 9.07. APPLICATION OF MONEY COLLECTED.

         If the Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Trustee with respect to such Notes pursuant to this Article or otherwise and any other monies that may then be held or thereafter received by the Trustee as security for such Notes shall, subject to
Section 9.17(e), be treated like Available Funds and applied as provided in
Section 4.04(b).

         SECTION 9.08. LIMITATION ON SUITS.

         No Noteholder shall have any right to institute any proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (a) such Noteholder has previously given written notice to the Trustee of a continuing Event of Default;

         (b) the Noteholders representing not less than 25% of the Voting Interests shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder (and such request shall have not been rescinded);

         (c) such Noteholders have offered to the Trustee indemnity in full against the costs, expenses and liabilities to be incurred in compliance with such request (the general obligation of an institutional investor that is rated investment grade being sufficient indemnity);

         (d) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (e) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Majority Noteholders;

         it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Noteholders.

         SECTION 9.09. UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

         Subject to the provisions in this Indenture (including Section 9.03) limiting the right to recover amounts due on a Note to recovery from amounts in the Trust Estate, the Noteholder shall have the right to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of principal of and interest on such Note on the Final Payment Date and to institute suit for the enforcement of any such payment and such right shall not be impaired without the consent of such Noteholder.

         SECTION 9.10. RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

         SECTION 9.11. RIGHTS AND REMEDIES CUMULATIVE.

         No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 9.12. DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

         SECTION 9.13. CONTROL BY MAJORITY NOTEHOLDERS.

         The Majority Noteholders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that:

         (a) such direction shall not be in conflict with any rule of law, with this Indenture or any inconsistent direction of the Majority Noteholders; and

         (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction;

provided, however, that, subject to Section 10.01, the Trustee need not take any action which it determines might (1) be unjustly prejudicial to the Noteholders not consenting or (2) subject the Trustee to liability, unless the Majority Noteholders shall have made available to the Trustee security or indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities (including reasonable fees and expenses of counsel) which might reasonably be expected to be incurred by the Trustee if the Trustee acts in compliance with the direction of the Majority Noteholders (it being agreed that an unsecured agreement of indemnity from The Prudential Insurance Company of America shall suffice as security or indemnity acceptable to the Trustee).

         SECTION 9.14. WAIVER OF PAST DEFAULTS.

         The Majority Noteholders may on behalf of the Noteholders of all the Notes waive any past default hereunder and its consequences, except a default:

         (a) in the payment of any installment of principal of or interest on, any Note; or

         (b)      in respect of a covenant or provision hereof which under
Section 12.01 cannot be modified or amended without the consent of the Noteholders.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Notwithstanding the foregoing, the breach of any representation and warranty identified in Sections 7.01(m) and 7.01(ff) through 7.01(ii), inclusive, hereof shall not be waived by the Majority Noteholders on behalf of the Noteholders, under any circumstances.

         SECTION 9.15. UNDERTAKING FOR COSTS.

         All parties to this Indenture agree, and each Noteholder by its acceptance of a Note hereunder shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 9.15 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders representing more than 30% of the Voting Interests, or to any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on the Final Maturity Date.

         SECTION 9.16. WAIVER OF STAY OR EXTENSION LAWS.

         The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, which may affect the covenants in, or the performance of, this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 9.17. SALE OF TRUST ESTATE.

         (a) The power to effect any Sale of any portion of the Trust Estate pursuant to Section 9.04 shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale.

         (b) To the extent permitted by law, the Trustee shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless the Majority Noteholders shall consent to, or direct the Trustee to make such Sale.

         The purchase by the Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 9.17(b).

         (c) Unless the Majority Noteholders have otherwise consented or directed the Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than all amounts due to the Trustee hereunder and the entire amount which would be distributable to the Noteholders in full payment thereof in accordance with Section 9.07, on the Payment Date next succeeding the date of such sale, the Trustee shall prevent such sale and bid an amount at least $1.00 more than the highest other bid in order to preserve the Trust Estate.

         (d)      In connection with a Sale of all or any portion of the Trust
Estate:

                  (i) any of the Noteholders may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability;

                  (ii) the Trustee may bid for and acquire the property offered for Sale in connection with any public Sale thereof;

                  (iii) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                  (iv) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                  (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (e) Notwithstanding anything to the contrary in this Indenture, if an Event of Default has occurred and is continuing and the Notes have become due and payable or have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, any proceeds received by the Trustee with respect to a foreclosure, sale or other realization resulting from a transfer of the assets of the Trust Estate shall be allocated on a pro rata basis between the Noteholders and the Issuer in proportion to all amounts due and owing the Noteholders and the Transferor Interest. The amount, if any, so allocated to the Issuer shall be paid by the Trustee to or to the order of the Issuer free and clear of the Lien of this Indenture and the Noteholders shall have no claim or rights to the amount so allocated.

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         SECTION 9.18. ACTION ON NOTES.

         The Trustee's right to seek and recover judgment under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate.

         SECTION 9.19. NO RECOURSE TO OTHER TRUST ESTATES OR OTHER ASSETS OF THE ISSUER.

         The Trust Estate granted to the Trustee as security for the Notes serves as security only for the Notes. Holders of the Notes shall have no recourse against the trust estate granted as security for any other series of notes issued by the Issuer, and no judgment against the Issuer for any amount due with respect to the Notes may be enforced against either the trust estate securing any other series or any other assets of the Issuer, nor may any prejudgment lien or other attachment be sought against any such other trust estate or any other assets of the Issuer.

                                   ARTICLE X

                                   THE TRUSTEE

         SECTION 10.01. DUTIES OF TRUSTEE.

         (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. The Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that shall be specifically required to be furnished pursuant to any provision of this Indenture shall examine them to determine whether they conform to the requirements of this Indenture provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, report, document, order or other instrument furnished by the Issuer, the REMIC Servicer or OAC hereunder. If any such instrument is found not to conform in any material respect to the requirements of this Indenture, the Trustee shall notify the Noteholders of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misfeasance; provided, however, that:

                  (i) prior to the occurrence of an Event of Default actually known to a Responsible Officer of the Trustee, and after the curing or waiving of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this

                           Indenture, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, no implied rights or obligations shall be read into this Indenture against the Trustee, the permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture;

                  (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Indenture; and

                  (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the direction or consent of the Majority Noteholders (unless a different percentage is otherwise specifically set forth herein with respect to any applicable action) in each case relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

         (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Indenture, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and none of the provisions contained in this Indenture shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Issuer or the REMIC Servicer.

         (e) Except for actions expressly authorized by this Indenture, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or to impair the value of any Receivable.

         (f) All information obtained by the Trustee regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Indenture or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any other Person, unless such disclosure is required by this Indenture or any applicable law or regulation.

         (g) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default (except a nonpayment under the Receivables) or an Event of Default (other than a nonpayment under the Receivables) unless a Responsible Officer of the Trustee has actual notice thereof. In the absence of receipt of such notice or actual knowledge, the Trustee may conclusively assume that there is no Event of Default.

         (h) Subject to the other provisions of this Agreement and without limiting the generality of this Section 10.01, the Trustee shall have no duty
(A) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate other than from funds available in the Note Payment Account, (D) to confirm or verify the contents of any reports or certificates of the REMIC Servicer or OAC delivered to the Trustee pursuant to this Indenture believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

         SECTION 10.02. TRUSTEE'S CERTIFICATE.

         On or as soon as practicable after each date on which the Seller or the Issuer acquires Removed Receivables, the Trustee, upon receipt of written notice of such acquisition, shall submit to the Seller or the Issuer, as applicable, with a copy to each Noteholder, a Trustee's Certificate (substantially in the form attached hereto as Exhibit B), identifying the acquirer and the Receivables so acquired, executed by the Trustee and completed as to its date and the date of this Indenture, and accompanied by a copy of the Monthly REMIC Servicer Report and the Payment Date Report for the related Collection Period. The Trustee's Certificate submitted with respect to such Payment Date shall operate, as of such Payment Date, as an assignment without recourse, representation or warranty, to the Issuer or the Seller, as the case may be, of all the Trustee's right, title and interest in and to such Removed Receivable and to the other property conveyed to the Trust Estate pursuant to Section 2.01 with respect to such Removed Receivable, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

         SECTION 10.03. TRUSTEE'S RELEASE OF REMOVED RECEIVABLES.

         With respect to all Removed Receivables, the Trustee shall, by a Trustee's Certificate (substantially in the form attached hereto as Exhibit B), release all the Trustee's right, title and interest in and to each Removed Receivable and the other property included in the Trust Estate pursuant to
Section 2.01 with respect to such Removed Receivable, and all security and any documents relating thereto; and the Issuer or the Seller, as applicable, shall thereupon own each such Removed Receivable, and all such related security and documents, free of any further obligation to the Trustee or the Noteholders with respect thereto.

         SECTION 10.04. CERTAIN MATTERS AFFECTING THE TRUSTEE.

         Except as otherwise provided in Section 10.01:

         (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (ii) the Trustee, at the expense of the Trust Estate and payable to the Trustee pursuant to Section 4.04(b), may consult with counsel and any advice of counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Indenture in good faith and in accordance with such advice of counsel or Opinion of Counsel;

         (iii) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture, or to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless any such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby (the general obligation of an institutional investor that is investment grade rated being sufficient indemnity); nothing contained in this Indenture shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default actually known to a Responsible Officer of the Trustee (that shall not have been cured or waived), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

         (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture absent negligence of its part;

         (v) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent order, approval, bond or other paper or document, unless requested in writing to do so by the Noteholders evidencing not less than 25% of the Voting Interests; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding (the general obligation of an institutional investor that is investment grade rated being sufficient indemnity); the reasonable expense of every such examination shall be paid by the Issuer or, if paid by the Trustee, shall be reimbursed by the Issuer upon demand;

         (vi) the Trustee may execute any of the trusts or powers under this Indenture or perform any duties under this Indenture either directly or by or through agents or attorneys or a custodian and shall not be liable or responsible for the misconduct or negligence of any of its agents or attorneys or a custodian appointed with due care by the Trustee;

         (vii) the right of the Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

         (viii) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder; and

         (ix) anything in this Indenture to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

         SECTION 10.05. LIMITATION ON TRUSTEE'S LIABILITY.

         The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes (other than the certificate of authentication thereon, as applicable), or of any Receivable or related document. The Trustee shall have no obligation to perform any of the duties of the Issuer unless explicitly set forth in this Indenture. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any security interest in any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust Estate or its ability to generate the payments to be paid to Noteholders under this Indenture, including without limitation the existence and contents of any Receivable or any computer file or other record thereof; the validity of the grant of a security interest in any Receivable to the Trustee or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Issuer with any covenant or the breach by the Issuer of any warranty or representation made under this Indenture or in any related document and the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof, any investment of monies by the Issuer or any loss resulting therefrom (it being understood that the Trustee shall remain responsible as Trustee for any property that it may hold as part of the Trust Estate); the acts or omissions of the Issuer; or any action by the Trustee taken at the instruction of OAC; provided however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Indenture. Except with respect to a claim based on the failure of the Trustee to perform its duties under this Indenture or based on the Trustee's negligence, willful misconduct or bad faith, no recourse shall be had for any claim based on any provision of this Indenture, the Notes or any Receivable or assignment thereof against the institution serving as Trustee in its individual capacity. The Trustee shall not have any personal obligation, liability or duty whatsoever to any Noteholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust Estate or any indemnitor who shall furnish indemnity as provided in this Indenture. The Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing with respect to the Notes or to record this Indenture.

         The Trustee shall have no responsibility to determine whether any Funding Termination Event specified in clause (e) of the definition of "Funding Termination Event" has occurred, or to determine whether any of the conditions precedent to a purchase of Additional Receivables have occurred except to the extent that a Responsible Officer of Trustee has knowledge that any such conditions have not been satisfied.

         The recitals contained in this Indenture and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness or completeness. The Trustee makes no representations as to the validity or condition of any Trust Estate or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder or as to the validity or sufficiency of this Indenture or the Notes. The Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof or of any money paid to the Issuer under any provisions hereof.

         The Trustee will not be responsible for any losses incurred in connection with investments in Permitted Investments made in accordance with the terms of this Indenture, other than losses arising out of the Trustee's gross negligence, bad faith or willful misconduct.

         SECTION 10.06. TRUSTEE MAY OWN NOTES.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Notes. The Trustee in its individual or any other capacity may deal with the Issuer and the Seller in banking transactions, with the same rights as it would have if it were not the Trustee.

         SECTION 10.07. TRUSTEE'S FEES AND EXPENSES.

         The Trustee shall be entitled to reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts created by this Indenture and in the exercise and performance of any of the powers and duties of the Trustee under this Indenture, which shall equal the Trustee Fee, paid as provided in Section 4.04, and payment or reimbursement for all reasonable expenses and disbursements (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) incurred or made by the Trustee in defense of any action brought against it in connection with this Indenture except any such expense or disbursement as may arise from its gross negligence, willful misfeasance or bad faith or that is the responsibility of Noteholders under this Indenture (not to exceed $100,000 in the aggregate). Additionally, OAC, pursuant to Section 8.01, shall indemnify the Trustee with respect to certain matters. In the event the Trustee Fee and any other expenses or disbursements are unpaid or unreimbursed under Section 4.04, the Trustee shall not be entitled to payment or reimbursement from any of the REMIC Trusts or the REMIC Servicer.

         SECTION 10.08. INDEMNITY OF TRUSTEE.

         Pursuant to Section 4.04(b) of this Agreement, the Trustee and its agents and employees shall be indemnified by the Trust Estate and held harmless against any loss, liability, or expense (including reasonable attorney's fees and expenses) arising out of or incurred in connection with the acceptance of performance of the trusts and duties contained in this Indenture to the extent that (i) the Trustee shall not be indemnified for such loss, liability or expense by the Issuer; (ii) such loss, liability, or expense shall not have been incurred by reason of the Trustee's willful misfeasance, bad faith or negligence; and (iii) such loss, liability or expense shall not have been incurred by reason of the Trustee's breach of its representations and warranties pursuant to Sections 10.09 and 10.14.

         SECTION 10.09. ELIGIBILITY REQUIREMENTS FOR TRUSTEE.

         Except as otherwise provided in this Indenture, the Trustee under this Indenture shall at all times be a bank having its corporate trust office in the same state (or the District of Columbia or the Commonwealth of Puerto Rico) as the location of the Corporate Trust Office as specified in this Indenture; organized and doing business under the laws of such state (or the District of Columbia or the Commonwealth of Puerto Rico) or the United States; authorized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and shall have the highest available long-term unsecured debt rating by the Rating Agency then providing such a rating or be otherwise acceptable to the Rating Agency and the Majority Noteholders, as evidenced by a letter to such effect from the Rating Agency (which acceptance may be evidenced in the form of a letter, dated on or shortly before the Closing Date, assigning an initial rating to the Notes).

         If the Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.10.

         SECTION 10.10. RESIGNATION OR REMOVAL OF TRUSTEE.

         (a) The Trustee may at any time resign and be discharged from the trusts created by this Indenture by giving at least 60 days' prior written notice thereof to the Issuer and the Noteholders. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Trustee acceptable to the Majority Noteholders by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 10.09 and shall fail to resign after written request therefor by the Issuer or the Majority Noteholders, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Majority Noteholders may remove the Trustee. If the Trustee is removed under the authority of the immediately preceding sentence, the Issuer shall promptly appoint a successor Trustee acceptable to the Majority Noteholders (which acceptance shall not be unreasonably withheld), by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, and pay all fees owed to the outgoing Trustee.

         (c) The Majority Noteholders may at any time, remove the Trustee and appoint a successor with the consent of the Issuer (such consent not to be unreasonably withheld) by written instrument or instruments, in triplicate, signed by the Issuer, one complete set of which instruments shall be delivered to the Issuer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Noteholders and the REMIC Servicer by the Trustee or the Issuer.

         (d) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 10.11. The Issuer shall give the Rating Agency and the Noteholders notice of any such resignation or removal of the Trustee and appointment and acceptance of a successor Trustee.

         (e) Notwithstanding the foregoing, in the event the Trustee is removed or resigns, the Verification Agent and Paying Agent shall also be removed and any successor Trustee shall also be the successor Verification Agent and Paying Agent.

         SECTION 10.11. SUCCESSOR TRUSTEE.

         Any successor Trustee appointed as provided in Section 10.10 shall execute, acknowledge and deliver to the Issuer and to its predecessor Trustee an instrument accepting such appointment under this Indenture, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Indenture, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Indenture; and the Issuer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 10.09. Upon acceptance of appointment by a successor Trustee as provided in this Section, the Issuer shall mail notice of the successor of such Trustee under this Indenture to all Noteholders at their addresses as shown in the Note Register and shall give notice by mail to the Rating Agency. If the Issuer fails to mail such notice within ten (10) days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of OAC.

         SECTION 10.12. MERGER OR CONSOLIDATION OF TRUSTEE.

         Any corporation (i) into which the Trustee may be merged or consolidated, (ii) which may result from any merger, conversion, or consolidation to which the Trustee shall be a party or

(iii) which may succeed to all or substantially all the corporate trust business of the Trustee, which corporation executes an agreement of assumption to perform every obligation of the Trustee under this Indenture, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible pursuant to
Section 10.09, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Notice of any such merger shall be given by the Trustee to the Rating Agency and the Noteholders.

         SECTION 10.13. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

         Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Issuer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee, jointly with the Trustee or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Issuer and the Trustee may consider necessary or desirable. If the Issuer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. Each co-trustee or separate trustee under this Indenture shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.09 but no notice of a successor Trustee pursuant to Section 10.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required pursuant to
Section 10.11.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, (whether as Trustee under this Indenture) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

         (ii) no trustee under this Indenture shall be personally liable by reason of any act or omission of any other trustee under this Indenture;

         (iii) the Issuer and the Trustee acting jointly (or during the continuation of an Event of Default the Trustee alone) may at any time accept the resignation of or remove any separate trustee or co-trustee; and

         (iv) the Trustee shall remain primarily liable for the actions of any separate trustees and co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Section. Each separate trustee and co-trustee, upon its acceptance of the rights conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, including, but not limited to, every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Issuer.

         Any separate trustee or co-trustee may at any time appoint the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Indenture, the appointment of any separate trustee or co-trustee shall not relieve the Trustee of its obligations and duties under this Indenture.

SECTION 10.14.    REPRESENTATIONS AND WARRANTIES OF TRUSTEE.

         The Trustee hereby makes the following representations and warranties on which the Issuer and the Noteholders are relying:

         (i) Organization and Good Standing. The Trustee is a national banking association duly organized, validly existing and in good standing;

         (ii) Power and Authority. The Trustee has full power, authority and right to execute, deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture;

         (iii) No Violation. The execution, delivery and performance by the Trustee of this Indenture (a) shall not violate any provision of any law governing the banking and trust powers of the Trustee or, to the best of the Trustee's knowledge, any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to the Trustee or any of its assets, (b) shall not violate any provision of the charter or bylaws of the Trustee, and (c) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Trust Estate pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or Lien could reasonably be expected to materially and adversely affect the Trustee's performance or ability to perform its duties under this Indenture or the transactions contemplated in this Indenture;

         (iv) No Authorization Required. The execution, delivery and performance by the Trustee of this Indenture shall not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of the Trustee; and

         (v) Duly Executed. This Indenture shall have been duly executed and delivered by the Trustee and shall constitute the legal, valid, and binding agreement of the Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general principles of equity.

         SECTION 10.15. TAX RETURNS.

         In the event the Trustee shall be required to file tax returns on behalf of the Trust Estate, the Issuer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust Estate and shall remit such returns to the Trustee for signature at least five days before such returns are due to be filed. The Trustee, upon request, shall furnish the Issuer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust Estate, and shall, upon request, execute such returns.

                                   ARTICLE XI

                                   REDEMPTION

         SECTION 11.01. REDEMPTION AT THE OPTION OF THE ISSUER; ELECTION TO REDEEM.

         The Issuer shall have the option to redeem the Notes in full on any Payment Date on or after the Optional Termination Date (such Payment Date, a "Redemption Payment Date"). The election of the Issuer to redeem the Notes pursuant to this Section shall be evidenced by delivery to the Trustee no later than thirty days prior to the Payment Date as of which such redemption will be effected of an Officer's Certificate of the Issuer stating the Issuer's intention to redeem the Notes and specifying the Redemption Amount therefor. No prepayment premium or penalty is payable with respect to any such redemption.

         SECTION 11.02. DEPOSIT OF REDEMPTION AMOUNT.

         In the case of any redemption pursuant to Section 11.01, the Issuer shall, at or before 11:00 AM Eastern time on the Payment Date on which such redemption is to be effected, deposit in the Note Payment Account, pursuant to
Section 4.03, an amount equal to the Redemption Amount, and the lien, rights and interests created hereby shall cease to be of further effect, subject to Section
2.07. The Redemption Amount shall be paid as provided in Section 4.04(b).

         SECTION 11.03. NOTICE OF REDEMPTION BY THE TRUSTEE.

         Upon receipt of notice from the Issuer of its election to redeem the Notes pursuant to Section 11.01 and deposit by the Issuer of the Redemption Amount pursuant to Section 11.02, the Trustee shall provide notice of redemption of the Notes ("Redemption Notice") by first class mail, postage prepaid, mailed no later than the Business Day following the date on which such deposit was made, to each Noteholder at such Noteholder's address as listed in the Note Register. Notice of redemption of Notes shall be given by the Trustee in the name and at the expense of the Issuer, as applicable.

         SECTION 11.04. PAYMENT AND SURRENDERING OF NOTES.

         The Trustee shall cause to be distributed to the holders thereof on the Redemption Payment Date the final payment due in connection with each such Note. In the event that all of the Noteholders shall not surrender their Notes for final payment and cancellation on or before ten (10) Business Days following such Redemption Payment Date, the Trustee shall promptly following such date cause all funds in the Note Payment Account not distributed in final distribution to Noteholders to be withdrawn therefrom and credited to the remaining Noteholders by depositing such funds in a separate escrow account for the benefit of such Noteholders and the Issuer shall give a second written notice to the remaining Noteholders to surrender their Notes for cancellation and receive the final payment with respect thereto. If within one year after the second notice all the Notes shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds on deposit in such escrow account. Upon the deposit of the Redemption Amount into the Note Payment Account in accordance with Section 11.02, each Noteholder, will be deemed to have relinquished any further right to receive payments under this Indenture and any interest in the Trust Estate. Each Noteholder shall indemnify and hold harmless the Issuer, the Trustee and any other Person against whom a claim is asserted in connection with such Noteholder's failure to tender the Note to the Trustees for cancellation.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         SECTION 12.01. AMENDMENT.

         (a) This Indenture may be amended by the Issuer and the Trustee, with the consent of the Majority Noteholders, to cure any ambiguity, to correct or supplement any provision in this Indenture which may be inconsistent with any other provision of this Indenture, to add, change or eliminate any other provision of this Indenture with respect to matters or questions arising under this Indenture that shall not be inconsistent with the provisions of this Indenture or to add or provide for any credit enhancement. Upon satisfaction of the foregoing conditions the Trustee shall execute such amendment; provided that the Trustee may decline to execute an amendment which as evidenced by an Opinion of Counsel at the expense of the party requesting such amendment, adversely affects in any material respect the rights, duties and obligations of the Trustee.

         (b) This Indenture may also be amended from time to time by the Issuer and the Trustee, with the consent of the Majority Noteholders (which consent of any Noteholder given pursuant to this Section or pursuant to any other provision of this Indenture shall be conclusive and binding on such Noteholder and on all future holders of such Note and of any Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Note), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, or of modifying in any manner the rights of such Noteholders; provided, however, that no such amendment shall (i) except as otherwise provided in Section 12.01(a), reduce in any manner the amount of, or delay the timing of, any payments that shall be required to be made on any Note or deposits of amounts to be so paid or the Required Reserve Amount of the Reserve Account without the consent of each Noteholder (provided that an amendment of the terms of an Event of Default shall not be deemed to be within the scope of this clause
(i)); or (ii) change the definition or the manner of calculating the interest accrued on the Notes without the consent of each Noteholder; or (iii) reduce the aforesaid percentage of the Voting Interest required to consent to any such amendment, without the consent of each Noteholder. Upon satisfaction of the foregoing conditions the Trustee shall execute such amendment; provided that the Trustee may decline to execute an amendment which as evidenced by an Opinion of Counsel at the expense of the party requesting such amendments, adversely affects in any material respect the rights, duties and obligations of the Trustee.

         (c) Prior to the execution of any amendment to this Indenture or consent thereto pursuant to this Section 12.01, the Trustee shall furnish a copy of such amendment or consent to the Rating Agency, each Noteholder, and each Rating Agency under the REMIC Trusts each as defined in the related REMIC Pooling Agreement.

         (d) Promptly after the execution of any amendment or consent thereto pursuant to Section 12.01(b), the Trustee shall furnish a copy of such amendment or consent to each Noteholder. The manner of obtaining such consents and of evidencing the authorization by Noteholders of the execution thereof shall be subject to such reasonable requirements as the Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Indenture, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         (f) There will be no change in the identity of the Verification Agent, the Paying Agent, or the Trustee without the prior written consent of the Majority Noteholders, subject to the rights of the Verification Agent, the Paying Agent and the Trustee to resign in accordance with the provisions of this Indenture.

         (g) This Indenture may be amended by the Issuer and the Trustee with the consent of the Majority Noteholders to make any change required to minimize the possibility of classification of the Issuer as a "publicly traded partnership" within the meaning of Code Section 7704(b), assuming for purposes of the foregoing that the Trust Estate were classified as a partnership for federal or state income tax purposes and not solely as a security device for such purposes. Upon satisfaction of the foregoing conditions the Trustee shall execute such amendment; provided that the Trustee may decline to execute an amendment which as evidenced by an Opinion of Counsel adversely affects in any material respect the rights, duties and obligations of the Trustee. Further, this Indenture may be amended by the Issuer and the Trustee, with the consent of the Majority Noteholders to minimize the restrictions on transfers of the Notes described in Section 6.03(h) if the Issuer, in reliance upon an Opinion of Counsel delivered to the Trustee, determines that such amendment would not otherwise result in classification of the Trust Estate or render the Trust Estate susceptible to classification as a "publicly traded partnership" within the meaning of Code Section 7704(b) assuming for purposes of the foregoing that the Trust Estate were classified as a partnership for federal or state income tax purposes and not solely as a security device for such purposes. Upon satisfaction of the foregoing conditions the Trustee shall execute such amendment; provided that the Trustee may decline to execute an amendment which as evidenced by an Opinion of Counsel at the expense of the party requesting such amendment, adversely affects in any material respect the rights, duties and obligations of the Trustee.

         SECTION 12.02. PROTECTION OF SECURITY INTEREST IN TRUST ESTATE.

         (a) The Issuer shall execute and file such financing statements and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interests of the Noteholders and the Trustee under this Indenture in the Receivables and in the proceeds thereof. The Issuer shall deliver (or cause to be delivered) to the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) The Issuer shall not change its name, identity or organizational structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph
(a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Trustee and the Noteholders at least thirty
(30) days' prior written notice thereof and shall have filed prior to such change appropriate amendments to all such previously filed financing statements or continuation statements.

         (c) The Issuer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) after reasonable prior notice to the Issuer, the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each, if applicable) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Accounts (or any of them) in respect of such Receivables.

         (d) The Issuer shall maintain its records so that, from and after the time of the granting of the security interest under this Indenture of the Receivables to the Trustee, the Issuer's records (including any computer records and back-up archives) that refer to any Receivables indicate clearly the interest of the Trustee in such Receivables and that the Receivable is held by the Trustee on behalf of the Noteholders. Indication of the Trustee's interest in a Receivable shall be deleted from or modified on the Issuer's records when, and only when, the Receivable has been paid in full, or released from the lien hereof pursuant to this Indenture.

         (e) If at any time the Issuer proposes to assign, convey, grant a security interest in, or otherwise transfer any interest in receivables to any prospective purchaser, lender or other transferee, the Issuer shall give to such prospective acquirer, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Receivable, indicate clearly that such Receivable is subject to a security interest in favor of the Trustee unless such Receivable has been paid in full, acquired or assigned pursuant to this Indenture.

         (f) The Issuer shall permit the Trustee, any Noteholder and their respective agents, upon not less than two Business Days' prior written notice and during normal business hours, to inspect, audit and make copies of and abstracts from the Issuer's records regarding any Receivables then or previously included in the Trust Estate. Nothing in this Section shall impair the obligation of the Issuer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Issuer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         (g) Upon request, the Issuer shall furnish to the Trustee, within three Business Days of such request, a Schedule of Receivables then held as part of the Trust Estate.

         (h) The Issuer shall deliver to the Trustee, promptly after the execution and delivery of each amendment to any financing statement, an Opinion of Counsel stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action is necessary to preserve and protect such interest.

         SECTION 12.03. LIMITATION OF RIGHTS OF NOTEHOLDERS.

         (a) The death or incapacity of any Noteholder shall not operate to terminate this Indenture or the Trust Estate, nor entitle its legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties to this Indenture or any of them.

         (b) No Noteholder shall have any right to vote (except as expressly provided in this Indenture) or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties to this Indenture, nor shall anything set forth in this Indenture, or contained in the terms of the Notes, be construed so as to constitute the Noteholders from time to time as partners or members of an association; nor shall any Noteholder be under any liability to any third person by reason of any action pursuant to any provision of this Indenture.

         SECTION 12.04. GOVERNING LAW.

         This Indenture shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws provisions thereof, and the obligations, rights and remedies of the parties under this Indenture shall be determined in accordance with such laws.

         SECTION 12.05. NOTICES.

         All demands, notices and communications under this Indenture shall be in writing, and either personally delivered, mailed by certified mail, return receipt requested, or sent by facsimile transmission (provided that a copy thereof is also promptly mailed as provided in this Section), and shall be deemed to have been duly given upon receipt (i) in the case of the Issuer at 7800 McCloud Road, Greensboro, NC 27409-9634; (ii) in the case of the Trustee, at the Corporate Trust Office; and (iii) in the case of the Rating Agency at 55 Water Street, New York, New York 10041. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Any notice so mailed within the time prescribed in this Indenture shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice. Any notices required to be given to the Initial Noteholders by the Issuer or the REMIC Servicer shall be deemed given if sent pursuant to the delivery instructions provided to the Issuer and the REMIC Servicer in writing by such Initial Noteholders.

         SECTION 12.06. SEVERABILITY OF PROVISIONS; COUNTERPARTS.

         (a) If any one or more of the covenants, agreements, provisions or terms of this Indenture shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or the Notes, or the rights of the Noteholders.

         (b) This Indenture may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

         SECTION 12.07. ASSIGNMENT.

         Notwithstanding anything to the contrary contained in this Indenture, except as provided in Sections 7.04 and 8.02, this Indenture may not be assigned by the Issuer without the prior written consent of the Noteholders evidencing not less than 66-2/3% of the Voting Interests.

         SECTION 12.08. NO PETITION.

         Each of OAC and the Trustee covenants and agrees that prior to the date which is one year and one day after the termination of this Indenture, it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. Notwithstanding the foregoing, nothing herein shall be deemed to prohibit the Trustee from filing proofs of claim or otherwise participating in any such proceeding instituted by another person. This Section 12.08 shall survive the termination of this Indenture or the termination of the Trustee, as the case may be, under this Indenture.

         SECTION 12.09. NOTEHOLDER DIRECTION.

         Notwithstanding anything to the contrary contained in this Indenture, provided the Trustee has sent out notices to Noteholders in accordance with this Indenture, the Trustee may act as directed by a majority of the outstanding Noteholders (but only to the extent the Noteholders are entitled under this Indenture to so direct the Trustee with respect to such action) responding in writing to the request contained in such notice; provided, however, that Noteholders representing at least 66-2/3% of the outstanding principal balance of the Notes as of the time such notice is sent to Noteholders must have responded to such notice from the Trustee. In addition, the Trustee shall not have any liability to any Noteholder with respect to any action taken pursuant to such notice if the Noteholder does not respond to such notice within the time period set forth in such Notice.

         SECTION 12.10. NO SUBSTANTIVE REVIEW OF COMPLIANCE DOCUMENTS.

         Other than as specifically set forth in this Indenture, any reports, information or other documents provided to the Trustee are for purposes only of enabling the sending party to comply with its document delivery requirements hereunder and the Trustee's receipt of any such information shall not constitute constructive or actual notice of any information contained therein or determinable from any information contained therein, including the Issuer's or OAC's compliance with any of its covenants, representations or warranties hereunder.

         SECTION 12.11. PREVENTION OF TRADING OF NOTES.

         The Issuer shall, to the extent practicable and in an effort to reduce the likelihood of classification of the Trust Estate as "publicly traded partnership" (within the meaning of Code Section 7704(b)), assuming that the Trust Estate were classified as a partnership for federal or state income tax purposes and not solely as a security device for such purposes, take all steps necessary to prevent the trading of Notes on an "established securities market" (within the meaning of United States Treasury Regulations Section 1.7704-1(b)) or other trading of Notes that is comparable, economically, to trading on an "established securities market."

                                     * * * *

                        [signatures appear on next page]

         IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed by their respective officers as of the day and year first above written.



                                  OAKWOOD ADVANCE RECEIVABLES COMPANY, L.L.C., as Issuer


                                  By:   /s/ Dennis Hazelrigg
                                        -------------------------------------
                                  Name: Dennis Hazelrigg
                                  Title: President


                                  OAKWOOD ACCEPTANCE CORPORATION,
                                  individually and as REMIC Servicer

                                  By:   /s/ Douglas R. Muir
                                        -------------------------------------
                                  Name: Douglas R. Muir
                                  Title: Vice President


                                  THE CHASE MANHATTAN BANK, as Trustee, as
                                  Verification Agent and as Paying Agent

                                  By:   /s/ Kevin Crombie
                                        -------------------------------------
                                  Name: Kevin Crombie
                                  Title: Asst. Vice President

                       [Schedules and Exhibits Omitted.]